Exhibit 10.3

EXECUTION VERSION

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with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

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Omthera Pharmaceuticals, Inc.

License Agreement between

PVT Polyver Trust AG

and

Omthera Pharmaceuticals, Inc.

November 13, 2009

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with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

License Agreement

by and among

PVT POLYVER TRUST AG, a corporation duly established under the laws of Switzerland with registered offices at c/o Buetler Legal GmbH, Chilchgasse 8, 6072 Sachseln Switzerland

(hereinafter referred to as “Polyver” or “Licensor” as the case may be),

and

Omthera Pharmaceuticals Inc., a company duly established under the laws of Delaware with registered offices at 1209 Orange Street, Wilmington, New Castle, Delaware 19801, USA

(hereinafter referred to as “Omthera” or “Licensee” as the case may be),

(hereinafter also referred to individually as “Party” or collectively as “Parties”)

concerning

Epanova®

(hereinafter referred to as “the Agreement” or “the License Agreement”)

WHEREAS Tillotts Pharma AG (“Tillotts”) is a pharmaceutical company specialized in the manufacture and development of pharmaceutical products, among other things, in the field of omega 3 fatty acids, and holds various intellectual property rights for such product;

WHEREAS Tillotts has been sold to Zeria Pharmaceutical Co., Ltd., Japan (hereinafter referred to as “Zeria”), and in this connection has divested all assets related to the product known as Epanova® (hereinafter “Product”, as defined in more detail below);

WHEREAS all assets related to the Product are currently held by Polyver;

WHEREAS Omthera is a pharmaceutical company, with which Tillotts has concluded a final non-binding Term Sheet on 25th of February, 2009 for the granting of an Exclusive License of the Product, known as Epanova®, in the Territory (as hereinafter defined);

WHEREAS such Term Sheet was also assigned from Tillotts to Polyver;

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Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

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WHEREAS Polyver intends to transfer all assets related to Epanova® to a new company yet to be established (“Newco”);

WHEREAS Licensor wishes to entrust Omthera with the development and thereafter commercialization of the Product for the Primary Indication and the Field and any other agreed to indications to be sold as a monotherapy or as a Combination Product (as hereinafter defined) worldwide;

WHEREAS Omthera desires and has agreed to use Commercially Reasonable Efforts (as hereinafter defined) to develop, register and commercialize the Product for the Primary Indication, the Field and in the Territory (as hereinafter defined); all on the terms as provided below,

NOW, THEREFORE, IT IS AGREED as follows:

1.    Definitions

The terms defined in this Section 1 shall, for all purposes of this Agreement and its Annexes, have the meanings specified as follows:

1.1.         “Additional Indications” shall mean those indications for the Product not already part of the Field of Use as defined hereafter that have been approved for clinical development and marketing by the JSC and have been given Licensor’s written consent as provided in Section 2.1 and can include Rx Indications as well as Non-Rx Uses;

1.2.         “Affiliate” shall mean and include in relation to each Party, any person, firm, corporation or other entity: (i) if at least fifty percent (50%) of the voting stock or other equity interest thereof is owned, directly or indirectly, by that Party; (ii) which owns, directly or indirectly, at least fifty percent (50%) of the voting stock or other equity interest of that Party; or (iii) if at least fifty percent (50%) of the voting stock or other equity interest thereof is owned, directly or indirectly, by a person, firm, corporation or other entity that owns, directly or indirectly, at least fifty percent (50%) of the voting stock or other equity interest of that Party, provided that with respect to Licensee, an institutional investor (and any entity that otherwise would be treated as an Affiliate through control exerted by such investor or controlling such investor) shall not be treated as an Affiliate of Licensee hereunder.

1.3.         “API” shall mean Active Pharmaceutical Ingredient of the Product, referred to as Omefas® for the Product known as Epanova® (see Annex G);

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Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

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1.4.         “Change of Control” shall mean a transaction or series of related transactions by the Licensee (other than an equity financing, the principal purpose of which is to raise new capital for the acquired Party or an initial public offering or follow-on public offering), that results directly in the change of:

(a)                                 control of more than half of the voting power of the issued share capital of the Licensee by an acquirer; or

(b)                                 control of more than half of the issued share capital (excluding any part thereof which carries no right to participate beyond a specified amount in the distribution of either profit or capital) of the Licensee by an acquirer; or

(c)                                  control of the power to direct or cause the direction of the management and policies of the Licensee by an acquirer, by virtue of any power conferred under the articles of association or other documents relating to the Licensee.

1.5.         “Clinical Trial” shall mean a trial, conducted by either the Licensor or the Licensee or an Affiliate or a Third Party, in which the Product is administered to humans with the goal of generating data (a) to support an application for Regulatory Approvals of such Product or (b) for purposes of marketing the Product;

1.6.         “Clinical Trial Costs” shall mean the direct and indirect costs incurred by one or both Parties and any Affiliates or Licensees thereof in connection with a particular Clinical Trial, including, without limitation, fees paid to clinical sites, clinical research organizations (“CRO’s”), patients or volunteers participating in such Clinical Trials and other overhead expense, if any, directly attributable to such Clinical Trial;

1.7.         “Combination Product” shall mean a product that includes at least one additional therapeutic agent other than the Product as defined in Section 1.43 below. The additional therapeutic agent in the Combination Product could be (a) co-formulated in a monoproduct to be administered as single capsule or tablet, (b) co-administered to the Product (i.e. in the same blister or package), and/or (c) co-administered separately as additional medication;

1.8.         “Commercial Launch” shall mean the date on which Omthera, or an Affiliate or, if applicable, a sub-licensee or any other party on Omthera’s behalf first sells the Product in commercial quantities to customers, including but not

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with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

limited to wholesalers or pharmacists, in exchange for consideration in money or money’s worth. The transfer of a reasonable amount of the Product as samples or for any other non-commercial use (such as Clinical Trials) and for which no consideration in excess of costs passes to Omthera or its sub-licensee or to any other party on its behalf, shall not be considered as Commercial Launch;

1.9.         “Commercially Reasonable Efforts” shall mean those efforts in accordance with industry standards and resources that would be employed by the relevant Party in connection with developing, and commercializing its own products of similar market potential at a similar stage of product life, taking into account the apparent attributes of the Licensed Product, the competitiveness of the relevant marketplace, the proprietary positions of such product and Third Parties, regulatory structures, including the likelihood of obtaining an Approval, the anticipated profitability of such product, and other relevant factors including, without limitation, technical, legal, scientific or medical factors, and with respect to any objective, reasonable, diligent, good faith efforts to accomplish such objective as such Party would normally use to accomplish a similar objective under similar circumstances;

1.10.  “Competing Product” shall mean […***…];

1.11.  “Confidential Information” shall mean and include but not be limited to all Licensor’s Know How, Licensor’s Data, and proprietary information and materials not in the public domain relating to the Product (e.g. any formula, process, method of manufacture and any other information relating to the manufacture, distribution, sale or use of the Product), the business affairs, research and development activities, results of pre-clinical and clinical trials, national and multinational regulatory proceedings and affairs, finances, plans, contractual relationships and operations of either of the Parties. The terms and conditions of this Agreement, and any of the foregoing of Licensor primarily concerning Product, shall be considered Confidential Information of both Parties (see Section 15); for the sake of clarity, the fact that such Confidential Information shall be considered Confidential Information of both Parties does not confer any rights to such Confidential Information from Disclosing Party (as defined in Section 15.7 hereinafter) to Receiving Party

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Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

(as defined in Section 15.7 hereinafter) other than expressly stipulated elsewhere in the Agreement;

1.12.  “Core Countries” shall mean […***…];

1.13.  “Effective Date” shall mean the closing of the Financing Round A (see Section 1.21);

1.14.  “EMEA” shall mean the European Medicines Evaluation Agency;

1.15.  “Epanova®” shall mean the Trademark owned by Licensor, used for the Product known as Epanova®;

1.16.  “Escrow Account” shall mean a bank account in which Omthera shall deposit upfront payments as specified in Section 10.2. and to be prepared by the Parties as necessary (see Annex H);

1.17.  “Escrow Agreement” shall mean the agreement between the Parties and an independent escrow agent according to which certain funds are deposited in an Escrow Account in the name of such independent escrow agent acting for both Parties pursuant to instructions (see Annex H) and to be prepared by the Parties as necessary;

1.18.  “Exclusive License” shall mean that only Omthera and its Affiliates (or if applicable its sub-licensees) has a license or sub-license from Licensor and its Affiliates for the Product as provided in Section 2.1, which license shall be exclusive even as to Licensor and its Affiliates as well;

1.19.  “FDA” shall mean the United States Food & Drug Administration;

1.20.  “Field (of Use)” or “Field” shall mean lipid metabolic and cardiovascular (CV) indications (including, without limitation, Primary Indication), as well as non-infectious liver disorders, and shall also include Additional Indications upon Licensor’s written consent as provided in Section 2.1; and can include Non-Rx Uses as well as Rx Indications;

1.21.  “Financing Round A” shall mean Omthera’s and venture capitalist’s (VC’s) signing of the first VC financial investment in Omthera, which could mean […***…], the first payment of which would be no later than December 31, 2009, and for clarity, the “the closing date of Financing Round A” shall mean the first closing of at least […***…];

1.22.  “Generic Encroachment” shall mean any Competing Product(s) as in Section 1.10 and any product(s) that is off patent and/or has no patent

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with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

protection that is sold as a prescription product which is launched taking […***…] over […***…] by reference to the pre-generic launch market share in the Primary Indication and Field as well as Additional Indications in a country after the launch of the Product, as measured by IMS Health or equivalent data bases in any of the Field and Primary Indication and in any Additional Indications and is sold at a substantially lower price […***…] than Product. […***…];

1.23.  “IND” shall mean Investigational New Drug filing with the FDA;

1.24.  “Invention(s)” shall mean any invention, development, result, know-how or other information, and all intellectual property relating thereto, made, discovered or developed (i) solely by a Party and its employees or agents pursuant to work performed under the Agreement or (ii) jointly by the Parties and their employees or agents pursuant to work performed under the Agreement;

1.25.  “IP” shall mean intellectual property, Trademarks, Inventions and Know-how, and patent rights and other intellectual property rights arising therefrom;

1.26.  “Joint IP” shall mean all future IP developed by or on behalf of the Parties jointly together and will be owned by the Parties fifty-fifty (50/50); for clarity, a patent right will be Joint IP hereunder only if there are inventors thereon from each Party. Licensor will grant its portion of Joint IP as part of the Exclusive License. Reciprocally Omthera shall grant Licensor world-wide, exclusive rights, free of costs, to its portion of Joint IP within the scope of the Exclusive License in the event that the rights granted to Omthera under the Agreement should revert back to Licensor upon termination as provided in Sections 19 to 21 so that this Omthera grant will apply on a country-by-country, region-by-region basis.;

1.27.  “JSC” shall mean Joint Steering Committee(s), which will be composed of Licensor’s and Omthera’s representatives (see Annex A);

1.28.  “KFDA” shall mean Korean Food and Drug Administration;

1.29.  “Know-how” shall mean all Confidential Information in connection with the Product and all creative and technical input with respect to the formula, process, method of manufacture, sale and use of the Product, including but not limited to Annex E;

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with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

1.30.  “Licensed IP” shall mean Licensor’s Patents and Trademarks and Licensor’s Know-How;

All future IP developed jointly together will be Joint IP, as provided in that definition. IP developed independently or solely by or on behalf of either Party, including, without limitation, already filed patents or patents with inventors of only one Party, will remain solely owned IP of the developing Party;

1.31.  “Licensee” or “Omthera” shall mean Omthera Pharmaceuticals Inc.;

1.32.  “Licensor” or “Polyver” or “Newco” shall mean PVT Polyver Trust AG or Newco or one or more Affiliates or related companies thereof in which the rights to the Product may be vested;

1.33.  “NDA” shall mean a New Drug Application filed with the U.S. FDA;

1.34.  “Net Sales” shall mean the gross amount invoiced by Omthera, its Affiliates, and its sub-licensees, for any sale of a Product to a Third Party in a bona fide arm’s length transaction, less the following deductions to the extent actually allowed or specifically allocated to the Product by the selling party using generally accepted accounting standards:

1.34.1.                            transportation charges to the extent they are included in the price or otherwise paid by the purchaser, including insurance for transporting Product(s), provided always that such deduction shall not be greater than the balance between the selling price actually invoiced to the Third Party and the standard selling price which would have been charged to such Third Party for such Product exclusive of freight and insurance in the respective country or in a comparable country;

1.34.2.                            sales and excise taxes (including, without limitation, VAT) and any other governmental charges imposed upon the production, importation, use or sale of Product(s);

1.34.3.                            bad debts based on substantial proof for sales of Product that are actually written off;

1.34.4.                            customary trade, quantity and cash discounts, charge-back payments and rebates (including, without limitation, those granted to managed health care organizations or to federal, state and local governments (or their respective agencies, purchasers and reimbursers)), and allowances or credits for retroactive price reductions; excluding

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Confidential Treatment Requested

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and 230.406

promotions and marketing discounts such as one-offs, quantity discounts, etc. that are clearly marketing promotional expenses; and

1.34.5.                            allowances or credits to customers or charge backs from customers actually paid on account of rejection or return or recall of a Product subject to royalty hereunder.

1.34.6.                            For the avoidance of doubt, for each Product the Net Sales shall be calculated only once for the first sale of such Product by either Omthera, its Affiliate, or its sub-licensee, as the case may be, to a Third Party which is neither an Affiliate or sub-licensee of Omthera. A sale of Product(s) to a wholesaler shall be regarded as the first sale of the Product for the purpose of calculating Net Sales.

In the case of Omthera or any Affiliates of Omthera selling the Product(s), the Net Sales refer to the sales directly generated from the sale of the Product(s) by Omthera or its Affiliates as the selling party to Third Parties such as, but not limited to, wholesalers, less usual deductions to the extent actually allowed or specifically allocated to the Product(s) by the selling party using generally accepted accounting standards.

In the case of sales by a sub-licensee, the Net Sales shall be as above but defined as that of the sub-licensee, and the royalty payable to Licensor shall be paid by the sub-licensee via Omthera as set out in Annex B.

In the event Product(s) are sold as part of a Combination Product (as defined below), the Net Sales of the Product(s), for the purposes of determining royalty payments, shall be determined by multiplying the Net Sales of the Combination Product by the fraction A/(A+B), where A is the weighted (by sales volume in such country) average sale price of Product(s) when sold separately in finished form and B is the weighted average sale price of the other product(s) sold separately in finished form in such country. In the event that such average sale price cannot be determined for the Product(s) and the other product(s) in combination, Net Sales for purposes of determining royalty payments shall be mutually agreed by the Parties within a reasonable period of time prior to the first Regulatory Approval of such Combination Product based on all relevant factors including relative cost and the relative value contributed by each component, and such agreement shall not be unreasonably withheld.

1.35.  “Non-Rx Uses” or “OTC” or “Non-Rx” or “over-the-counter” shall mean pharmaceutical products approved by the FDA or other regulatory

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authority to be sold over the counter (OTC) without a prescription for human use.

1.36.  “Omefas®” shall mean the trademark owned by Licensor and used as designation of the API for the Product known as Epanova®;

1.37.  “ONC” shall mean Ocean Nutrition Canada Limited, a privately held company in the business of researching, manufacturing, and marketing Omega-3 products and being the Third party presently responsible for the supply of Omefas® and being the company with whom Licensor has signed a supply agreement.

1.38.  “Other Payments” shall mean any non-royalty payments that Omthera receives from a sub-licensee in consideration of the sub-license of rights granted to Omthera under this License Agreement including such as, but not limited to, signing-fees and milestone payments and payments by Third Parties in the form of equity (see Section 9);

1.39.  “Out-of-Pocket Expenses” shall mean travel expenses (transport, meals and accommodation), telephone, and all expenses incurred in servicing;

1.40.  “Patent Royalty” shall mean the percentage of Total Annual Product Net Sales (as defined herein) generated by the Product and due to Licensor for as long as there is patent protection on Product or fifteen years (15) from date of the Commercial Launch, whichever is longer, wherein “patent protection” for this Agreement means that the sale of Product by anyone else except for Omthera and/or its Affiliates and sub-licensees in the applicable country infringes a (i) valid, (ii) enforceable, and (iii) issued or applied for Licensor Patent in such country. The Patent Royalty applies on a country-by-country basis for the whole Territory cumulatively and for each patent protection individually. In case of a sub-license, the royalties due to Licensor apply to the total of sub-licensees’ Net Sales of Product (see Section 8);

1.41.  “PMDA” shall mean the Japanese Pharmaceutical and Medical Device Agency;

1.42.  “Primary Indication” shall mean each of (i) the reduction of “very high triglycerides” (triglyceride levels of more than or equal to 500 mg/dL) and (ii) prevention or treatment of pancreatitis; and can include Non-Rx Uses as well as Rx Indications;

1.43.  “Product(s)” shall mean an oral dosage form containing as an active principle a mixture of omega-3 polyunsaturated fatty acids in free acid form or

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pharmaceutically acceptable salts thereof, said mixture comprising (all-Z)-5,8,11,14,17-eicosapentaenoic acid (EPA) and (all-Z)-4,7,10,13,16,19-docosahexaenoic acid (DHA), provided that the resulting Product or such mixture falls within the scope of one or more of claims of the Licensor’s Patents listed in Annex G anywhere in the Territory, including a Product of such mixture having EPA in the range of 50%-65% and DHA in the range of 10%-25%; for clarity, the expiration of, or a determination of invalidity or unenforceability of, any issued Licensor’s Patents shall not act to reduce the scope of this “Product” definition. Licensor hereby confirms that an example of a suitable mixture is Omefas®, used as API for Epanova®, and that in all events Epanova® and Omefas® will be “Products” hereunder.  “Product(s)” include Combination Products.  Where applicable, references to “Product” hereunder shall mean “Product(s)”, and vice-versa;

1.44.  “Regulatory Approval” shall mean all such approvals by any competent national or supranational drug regulatory body or agency, that are legally necessary to promote, market, store, distribute and otherwise handle, and/or sell the Product(s) in a country and/or territory;

1.45.  Rx Indications” shall mean all indications which are within the Primary Indication, Field and Additional Indications of the Product in which the Product is sold as a prescription drug;

1.46.  “SFDA” shall mean the Chinese Food and Drug Administration;

1.47.  “Territory” shall mean all countries of the world;

1.48.  “Third Party” shall mean an entity other than Licensor and its Affiliates and Omthera and its Affiliates;

1.49.  “Licensor’s Data” shall mean all data generated in the course of the development of the Product for the indication of Crohn’s Disease (Annex E);

1.50.  “Licensor’s Know-How” shall mean but not be limited to the information included in Annex E, such as:

•                  Technical, preclinical Know-how included and not included in patents

•                  Manufacturing Know-how

•                  Clinical Know-how (including, without limitation, Licensor’s Data)

•                  Regulatory Know-how and documentation

all of which is owned or controlled by Licensor or any of its Affiliates during the term of this Agreement and that is reasonably necessary to develop,

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register and commercialize the Product within the Territory.  Such Know-How shall not be transferred to Omthera and thus continue to belong to Licensor and be licensed to Omthera hereunder (save for the existing US IND for Product, which will be assigned by Licensor to Omthera pursuant to Section 2.5).  Licensor will provide Omthera with copies of Licensor’s Know-How and regulatory filings and approvals and will assist Omthera with the use of those items (see Annex E).

1.51.  “Licensor’s Patents” shall mean the legal rights under any patent or patent applications in the Territory, including any substitution, extension or supplementary protection certificate, reissue, re-examination, renewal, division, continuation or continuations-in-part, that (i) is owned or controlled by Licensor or any of its Affiliates during the term of this Agreement and (ii) in the absence of rights thereunder, would be infringed by the making, having made, using, offering for sale, selling, exporting or importing of Product (see Annex G);

1.52.  “Total Annual Product Net Sales” shall mean the total Net Sales (as defined herein) of the Product in one calendar year;

1.53.  “Trademark and Know-How Royalty” shall mean the percentage of Total Annual Product Net Sales due to Licensor for a period of […***…] after the end of the Patent Royalty in the applicable country for the licensing of the Trademark and of Licensor’s Know-How. The Trademark and Know-How Royalty applies on a country-by-country basis for the whole Territory cumulatively. The royalty rates due to Licensor will be reduced by […***…] in relation to Patent Royalty during that period as provided on Annex B. In case of a sub-license, the royalties due to Licensor apply to the total of sub-licensees’ Net Sales of Product (see Section 8);

1.54.  “Trademarks” shall mean Omefas® and Epanova®, as well as any other trademarks appearing in Annex G, owned by Licensor licensed to Omthera for the duration of this Agreement;

1.55.  “Venture Capital Contract(s)” shall mean the signed contract(s) between Omthera and the venture capital firms for the Financing Round A, which Omthera will provide to Licensor upon signature and attached hereto as Annex D;

1.56.  “Venture Capital Term Sheet(s)” shall mean the signed term sheet(s) between Omthera and the venture capital firm(s) for the Financing Round A,

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which Omthera will provide to Licensor prior to the signature of this Agreement and which will be attached hereto as Annex D.

2.                           Patent License / Licensed Product

2.1.                 Licensor hereby grants Omthera and its Affiliates an Exclusive License in the Territory under Licensor’s Patents and Licensor’s Know-how to develop, commercialize, market, use, offer to sell, sell, promote, export and import the Product and to otherwise carry out activities in relation to the Product in any and all fields, but Omthera and its Affiliates and sub-licensees may exercise the Exclusive License only in the Field of Use, all as contemplated by this Agreement. The Exclusive License granted may be extended to include Additional Indications upon Omthera’s written request, subject to written approval by Licensor.

2.2.                  Licensor will assign control of manufacturing of the Product to Omthera as provided in Section 12, whereupon the Exclusive License in Section 2.1 will include the right to make and have made Product.

2.3.                  Omthera may sub-license any rights granted under this Agreement in accordance with Section 2.4, but only upon prior written approval by Licensor, any such approval only to be withheld by Licensor for “Good Reasons”. “Good Reason” shall be defined as follows:

a.                          […***…]

b.                          […***…]

c.                           […***…]

Licensor shall indicate in writing within thirty (30) days upon Omthera’s written request whether a prospective sub-licensee of Omthera will not receive Licensor’s approval.

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2.4.                  Any sub-license by Omthera, of the rights granted to Omthera, shall be consistent with the terms of this License Agreement, shall contain provisions necessary to effectuate the terms of this License Agreement, and shall include an obligation that the sub-licensee comply with the applicable obligations of this License Agreement hereof pertaining to reports and audits, pertaining to intellectual property rights, and pertaining to confidentiality. Furthermore, Omthera shall notify Licensor in writing if any sub-licensee fails to materially comply with the applicable provisions of this License Agreement.  If this Agreement is terminated for any reason, then any sub-licensee in good standing may request by written notice to Licensor within thirty (30) days of such termination to have its rights derived from this Agreement licensed directly to such sub-licensee by Licensor in lieu of such sub-license through Omthera. Licensor may deny such request only for good reasons and within thirty (30) days from receipt of such written request. A good reason for the purposes of this Section 2.4 will be […***…] Licensor will not have the right to grant a direct license to such sub-licensee due to the application of US bankruptcy laws to Omthera. In case of approval by Licensor, such sub-licensee and Licensor shall promptly thereafter memorialize such license in writing, provided that (i) such license shall not place any additional obligations on Licensor, (ii) the payments made under such license by such sub-licensee shall be the same as Licensor would have received from Omthera on account of such sub-licensee’s activities, and (iii) Section 21 shall be modified accordingly to take account of the license to sub-licensee.

2.5.                  Omthera (not Licensor) will file the next US IND for Product.  Licensor will promptly assign to Omthera the existing US IND for Product.  Omthera will reimburse Licensor for all Out-of-Pocket Expenses incurred by Licensor after the Effective Date in assigning such existing US IND, including all payments made by Licensor to government and regulatory agencies for such assignment.

2.6.                  All additionally requested FTE and Out-of-Pocket expenses that have been agreed to be reimbursed by Omthera in writing and incurred after the February 25th, 2009 Term-Sheet will also be reimbursed upon submission of invoices (and, if applicable, time logs) from Licensor. These include time requested for […***…] Annex I sets forth the total amounts to be reimbursed by Omthera that were accrued before the signature of this Agreement, and Omthera shall not have any obligation to pay any other amounts accrued before the signature of this Agreement. For clarity, each Party shall pay and be solely

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responsible for the fees and expenses of its financial and business advisors and legal counsel with respect to entering into this Agreement.

3.         Trademark and Know-How License

3.1                     For the duration of this Agreement, Licensor hereby grants Omthera and its Affiliates an exclusive license to use its Trademarks solely in connection with the API and the Product for use in the Field and all agreed to Additional Indications.  Omthera may elect to use a different trademark for Product, this does not relieve Omthera from the full payment of any Trademark and Know-how Royalty whatsoever. Notwithstanding the use of a different trademark, Omthera shall take all necessary measures to maintain all of Licensor’s rights to the Trademarks in all countries that it plans to market. Additionally, it will inform Licensor of any countries where Licensor’s Trademarks are in danger of being invalidated due to non-use.

3.2                     The license granted under Section 3.1 hereof includes the right of Omthera to grant sub-licenses, in accordance with the terms and conditions of the License Agreement, to approved sub-licensees according to Section 2.3.

3.3                     The future reasonable out-of-pocket costs associated with registering, prosecuting and maintaining of the Trademarks shall be shared equally by the Parties.

4.         Sequence of Commercial Launch

Notwithstanding the license being granted for the Territory, it is hereby understood that Omthera (or its Affiliates or sub-licensees) undertakes Commercially Reasonable Efforts for the Commercial Launch of the Product(s) (post Regulatory Approval) in all Core Countries in a timely manner, […***…].

5.                           Development and Commercialization

5.1                     Omthera and/or its Affiliates and sub-licensees shall undertake Commercially Reasonable Efforts to develop, register and thereafter commercialize the Product for the Primary Indication first, and optionally in the rest of the Field and, subject to Section 2.1, in Additional Indications in the Core Countries. For clarity, once Product is approved and commercialized in the Primary Indication, the foregoing development obligations shall be deemed satisfied. In that regard, with respect to any particular country in the Territory, Omthera and/or its Affiliates and sub-licensees shall first undertake Commercially Reasonable Efforts to develop Product for Rx Indications as opposed to Non-Rx Use, provided that if the market

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conditions in such country recommend that such Product be developed and launched first for a Non-Rx Use instead of for an Rx Indication, then Omthera will inform Licensor and may proceed after approval by the JSC (as defined hereinafter).

5.2                     Omthera will draft a development plan for each indication in the Field it wishes to develop the Product and present it to the JSC for approval (see Section 6) prior to CRO contract signature by Omthera. In addition, Omthera will submit to the JSC clinical development reports quarterly (see also Annex A to this Agreement). The same will apply for any Additional Indications.

5.3                     Omthera will pay for all clinical and regulatory costs that are necessary for the development and commercialization of the Product in the Field and Primary Indication as agreed by the JSC. Initial clinical samples will be purchased by Omthera from Licensor’s Product suppliers (ONC) at […***…].

5.4                     If Omthera (or its Affiliates or sub-licensees) should not use Commercially Reasonable Efforts to commence a Clinical Trial program for the Product in the Primary Indication, as defined by the JSC (see Section 6), for the Regulatory Approval of at least the EMEA and the PMDA […***…], with respect to the EU or Japan for which the foregoing did not occur, the license shall revert back to Licensor for the EU or Japan as applicable and the Milestones (iii) and (iv) as per Section 11 for the reverted region shall not be applicable any longer. Commencement of a Clinical Trial program is understood as the first dosing of the first patient into the reasonably expected last study required to gain Regulatory Approval by the EMEA or PMDA.

6.         Joint Steering Committee(s)

6.1                   One or, as the case may be, several Joint Steering Committee(s) (JSC) will be set up by the Parties within ninety (90) days of the Effective Date. The JSC shall be composed of an equal number of Licensor’s and Omthera’s representatives (“Representatives”), whereas, in addition to the Representatives, each JSC will be chaired by a Chairperson. The JSC will have a maximum of three (3) members from each Party with the possibility to include other — non-voting — experts, if necessary.

6.2                   The task of the JSC shall be to make the necessary decisions for (i) the technical support required for clinical and commercial supply, (ii) the regulatory support, (iii) the supervision of IP and Trademarks related issues, (iv) the clinical development and (v) commercial issues (i.e. commercialization of Product, out-

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or sub-licensing of Product) in order to secure an efficient development and successful commercialization of the Product for the Primary Indication and Fields, as well as, if appropriate, Additional Indications, all subject to the terms and conditions of this Agreement.

6.3                   The role and function of the JSC is defined in more detail in Annex A to this Agreement; as described therein, each of Licensor and Omthera will have one vote on each JSC.

6.4                   Omthera will chair all but one JSC and thus through the Chairperson have one additional voting power in the case of a tie vote between the Parties. The JSC related to IP & Trademarks will be chaired by Licensor or its nominee. The Chairperson must vote in the case of a tie vote to break a tie vote between the Parties, but only after the Party’s CEOs (or senior persons designated by the CEOs) has been unsuccessful in resolving the disagreement in question, all pursuant to the terms of Annex A.

6.5                   The JSC will make every attempt to resolve disputes in good faith and by mutual agreement in accordance with the procedure outlined in Annex A to this Agreement.

6.6                   In case of any inconsistency between the provisions of Annex A and the provisions in this Section 6, the provisions in Annex A shall prevail.

7.                           Costs Refunded to Licensor for Clinical Development, Regulatory and Technical Support

7.1                   Licensor will provide support to Omthera as requested by Omthera and agreed by the JSC. Licensor’s FTE costs (human resources costs on the basis of full time equivalents) for clinical development, regulatory and technical support (manufacturing) will be charged to Omthera at […***…]. Licensor’s advisors, if their support is requested, will be charged at cost plus Out-of-Pocket Expenses.

Any regulatory and clinical expenses incurred by Licensor for work requested in writing by Omthera will be reimbursed by Omthera at […***…].

7.2                   These FTE rates in Section 7.1 will be used for all work requested and agreed to be paid by Omthera after 25 February 2009 (Effective Date of Term Sheet).  (see Section 2.6).

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8.         Royalty Rates

8.1                   The royalties to be paid to Licensor by Omthera are to be calculated as a percentage of annual Net Sales generated by the sales of Product on the terms and for the period of time specified in the definition of “Patent Royalty”.

8.2                   After the end of the Patent Royalty on a country-by-country basis, the rates of the royalties due to Licensor will be reduced by […***…] on the terms and for the period of time specified in the definition of “Trademark and Know-How Royalty” and in Annex B.

8.3                   The annual royalties shall be calculated on a country-by-country basis for the whole Territory cumulatively. In case of a sub-license, the royalties due to Licensor apply to the total of Omthera’s and sub-licensees’ Net Sales of Product.

8.4                   In case (i) one or several of the patents belonging to the Licensed IP should be or become wholly or partly invalid or unenforceable in one or several countries (excluding the natural patent expiry of patents from the patent family 1 according to Annex G) and a Generic Encroachment occurs, (ii) the scope of one or several of the patents belonging to Licensed IP should be narrowed and a Generic Encroachment occurs, (iii) the Licensor is in material breach of any of its representations or warranties in Sections 23.3 or 23.4, or (iv) a Generic Encroachment is sold in a country with no valid or enforceable Licensed IP patent claims asserted against or infringed by the sale of such Generic Encroachment, the royalty rates shall be reduced by […***…] in such country or countries. In the case of any inconsistencies between the provisions of this Section 8.4 and the provisions of Sections 1.40 and 1.53 the provisions of Sections 1.40 and 1.53 shall prevail. For the avoidance of doubt, the reduction by […***…] of Patent Royalties may only occur […***…]. Thereafter, no further deductions will be possible for any royalty period other than as stipulated in Sections 8.5 and 8.7. For the further avoidance of doubt the Trademark & Know-How Royalty is not subject to any reduction following Generic Encroachment or for any other reason except under Sections 8.5 or 8.7 if applicable.

8.5                   In addition, if Licensee or any of its Affiliates or sub-licensees, based upon a decision of the JSC for commercial issues as described in Section 6 above, pays royalties to a Third Party for a license to any patent or other intellectual property rights with respect to the development or commercialization (including the manufacture, use, sale, offer for sale or importation) of Product, then the royalty rates set forth on Annex B due Licensor may be reduced as follows: […***…]

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[…***…] of the royalties paid or payable to Third Parties may be deducted from the royalties otherwise due Licensor under this Agreement with a maximum deduction of […***…] under this Section 8.5.

8.6                   The Patent Royalties and Trademark and Know-How Royalties will be calculated in accordance with the scheme set forth in Section I of Annex B to this Agreement.

8.7                   In the event that the royalty share received and retained by Omthera from sub-licensee should be less than royalties share due to Licensor’s as defined in Annex B, Licensor agrees to reduce its royalty share so that in the end each of Omthera and Licensor (directly in the case of Omthera, and indirectly in the case of Licensor) retain the same royalty amount from such sub-licensee, but in no event shall Licensor’s royalty share be less than […***…] (as defined and described in Section II to Annex B to this Agreement).

8.8                   It is understood and agreed by the Parties that Royalties on Product sales arising from sales activities by sub-licensee(s) shall be due to Licensor by Omthera in accordance to the scheme set forth in Annex B and defined in this Agreement, including in Sections 1.40 and 1.53.

9.         Other Payments and Divestitures

9.1                   A percentage of all Other Payments will be due to Licensor (“Additional Payments”).

9.2                  However, any reimbursements for clinical studies and regulatory expenses, etc. will be excluded from Other Payments to the extent such reimbursements cover both incurred and/or future costs. For the case of doubt, milestone payments that are made after completion of clinical studies are milestone payments and not Clinical Trial Costs reimbursements. Third Parties generally reimburse clinical studies either as they go (such as quarterly or every six months), and these accompany a pre-set budget and clinical plan that is generally supervised by the Third Parties.

9.3                   The following scheme would apply for any Additional Payments defined in Section 9.1 which are due to Licensor:

•                   […***…] of Other Payments paid to Omthera based on a transaction concluded by Omthera until […***…],

•                    […***…] of Other Payments paid to Omthera based on a transaction concluded by Omthera […***…], or

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•                   […***…] of Other Payments paid to Omthera based on a transaction concluded by Omthera […***…].

9.4                    In the event of a divestiture of its rights under this Agreement by Omthera, […***…] of the proceeds from such transaction will be paid to Licensor, if the company acquiring the rights is promoting or/and selling or/and developing (Phase II or III and no intention to discontinue the clinical development) a prescription omega-3 polyunsaturated fatty acid formulation with an indication covered by Primary Indication and Field hereinabove, such company to include, but not be limited to, […***…] (“Acquiring Company”), unless such Acquiring Company confirms in writing provided to Licensor within ninety (90) days of completion of the acquisition that it (or its Affiliates and/or sub-licensees) undertakes Commercially Reasonable Efforts to develop and market the Product in the Territory according to Section 5 of this Agreement. For clarity, in no event shall any proceeds resulting from a divestiture of Omthera’s rights under this Agreement to a Third Party that is not an Acquiring Company be payable to Licensor.

9.5                    Omthera will need Licensor’s consent (which will not be withheld except for “good reason” as defined below) for every Change of Control of Omthera. The same will apply for a complete divestiture of Omthera. A “good reason” for Licensor to withhold its consent would be the fact that there is good reason by Licensor to assume that the successor does not have the financial funds at the time of transaction needed to fulfill all its obligations under the Agreement such as but not limited to clinical development and/or commercialization, with the understanding that if such successor (together with its Affiliates) has a financial statements (using generally accepted accounting standards) at least as strong as Omthera’s financial statements at the time of the Change of Control, then the foregoing shall not be a good reason for Licensor to withhold its consent.  Licensor shall indicate in writing within thirty (30) days upon Omthera’s written request whether a prospective acquirer in a Change of Control of Omthera will not receive Licensor’s consent.

10.       Upfront Payment

10.1             An upfront payment, which shall particularly serves the purpose of granting the initial clinical supply (“SCT batches”). The costs of the SCT batches will be made by Omthera to Licensor when due to ONC up to a maximum of […***…], unless Omthera pays ONC directly for same. (Relevant invoices to be shared with Licensor with immediate effect).

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10.2            This is under the provision that the Supply Agreement Relating To Supply Of A OMEGA-3 Fatty Acid Concentrate (Omefas®) in Annex C is not assigned to Omthera pursuant to Section 12.1 (see Annex J: Letter of approval of assigning the ONC Supply Agreement from Licensor to Omthera). In case such assignment should not have taken place, the whole upfront payment of up to […***…] shall be payable to Licensor when due to ONC as payment for the SCT batches to the extent already ordered by Omthera, provided this Agreement is not terminated pursuant to Sections 12.1 or 19.2 b).

11.       Milestone Payments

11.1                        The following milestone payments are due for the Primary Indication including the sub-indication of prevention or treatment of pancreatitis, but excluding non-infectious liver disorder (e.g., hepatic steatosis; see Section 11.2.3):

  i.    […***…];

 ii.    […***…];

iii.    […***…];

iv.   […***…].

11.2                        The following milestone payments are due for other indications in the Field not addressed by Section 11.1 (Sections 11.2.1 and 11.2.2):

  11.2.1  […***…]:

  i.       […***…];

 ii.       […***…];

iii.       […***…];

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iv.      […***…].

  11.2.2         […***…]:

  i.       […***…];

 ii.       […***…];

iii.       […***…];

iv.      […***…];

  11.2.3        Use of the Product in non-infectious liver disorder (e.g., hepatic steatosis) will carry the same amount of milestone payments as in Section 11.2.2;

11.3                        Milestone payments for Additional Indications which are not defined above in Section 11.1 or 11.2 will be negotiated in good faith based on the indications’ size of the market, competitive scenario, etc.

11.4                        With respect to this Section 11 generally, the Parties understand and agree that Licensee will be obligated to pay a first series of milestone payments for development and approval of Product, likely Section 11.1 given the proposed development program for Product. However, Licensee will not be obligated to pay any additional series of milestone payments under any of Sections 11.1, 11.2, and 11.3 unless all four (4) of the following requirements are satisfied for the Product development and approval at issue: (1) a separate clinical development program was required (which shall not include, for example, additional clinical development agreed to or mandated as part of the regulatory approval process of a different clinical development program); (2) a separate Regulatory Approval was required; (3) the approved indication is new and substantially different from any indication already approved for Product; and (4) the newly approved indication will give a substantially expanded patient pool for Product. For the case of doubt, off-label use in an indication will not be considered. The same rules shall also apply to Combination Products.  If for Combination Products, the four requirements specified above in Section 11.4

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(1) to (4) are satisfied, […***…] of the milestone payments as listed in Sections 11.1, 11.2, and 11.3 are due to the Licensor.

12.      Supply

12.1              It is understood and agreed by both Parties to assign the Licensor’s agreements related to the manufacturing and supply of the Product to Omthera immediately upon the closing date of Financing Round A and subject to the Third Party supplier’s prior approval. Omthera will meet all obligations of this contract (See Annex C) as the assignee in the name of Licensor (after the closing of the Financing Round A).  In case such take over of the Supply Agreement Relating To Supply Of A OMEGA-3 Fatty Acid Concentrate (Omefas®) in Annex C will not take place within ninety (90) days after closing of Financing Round A, both Parties shall have the right to early terminate the Agreement (see Section 19.2b)) within thirty (30) days after the end of such ninety (90) days period. Post assignment Omthera shall have the right to source the Product for development and commercialization from such or other Third Party supplier(s). See Annex C - Supply Agreement Relating To Supply Of A OMEGA-3 Fatty Acid Concentrate (Omefas®). Notwithstanding any such assignment to Omthera, the amounts payable to ONC under Section 4.4 of the Supply Agreement Relating To Supply Of A OMEGA-3 Fatty Acid Concentrate (Omefas®) in Annex C shall continue to be the responsibility of Licensor, and Licensor shall pay same when due under such agreement.  Once assigned, Omthera will be responsible for the Supply Agreement Relating To Supply Of A OMEGA-3 Fatty Acid Concentrate (Omefas®) in Annex C as “Tillotts” thereunder, except as provided herein.

12.2              It is understood and agreed by the Parties that the API may be manufactured by a Third Party(ies) and encapsulation, coating and packaging thereof may be manufactured by various Third Parties, or by Omthera or any of its Affiliates or sub-licensees.

12.3              Licensor and its advisors will continue to advise and support Omthera at Omthera’s written request “at the agreed FTE costs” (see Section 7) in all questions related to the manufacture of Product unless otherwise agreed in writing. With regard to such advice given by employees of Tillotts to Omthera Licensor will secure such advice until 28 February 2011, and Tillotts agrees to respond on a reasonable basis to any reasonable request for such advice after such date.

12.4             Omthera shall pay and shall be liable for all supplies (samples, batches, etc.) of Product for Clinical Trials, pre-marketing or other purposes ordered by Omthera.

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The Parties agree to work together in good faith to reduce Licensor’s cost exposure (such as the use of the Escrow Account etc.).

13.                    Liability, Indemnity and Product Recall

13.1              In case Omthera decides to manufacture the Product or have the Product manufactured either by ONC based on the Supply Agreement Relating To Supply Of A OMEGA-3 Fatty Acid Concentrate (Omefas®) in Annex C or by a Third Party of its choice, Omthera shall manufacture or have the Product manufactured entirely at its own risk and responsibility and shall enter into and/or maintain until the expiry of the period of limitation of any potential product liability claim related to the Product a sufficient product liability insurance, according to industry standards for similar products, such insurance to cover the costs of patient law suits and a Product recall which enables it to immediately recall any Product manufactured by itself and/or by the local toll manufacturers, as well as any suits and damages incurred by use of the Product. A copy of this product liability insurance policy shall be delivered to Licensor prior to Omthera starting Clinical Trials. Annex F — Omthera Liability Insurance. Omthera will provide Licensor with any update of such insurance policy at its earliest convenience.

13.2              In case of a decision by Omthera to manufacture the Product or have the Product manufactured either by ONC based on the Supply Agreement Relating To Supply Of A OMEGA-3 Fatty Acid Concentrate (Omefas®) in Annex C or by a Third Party of its choice, Omthera shall indemnify Licensor against all Third Party claims, loss, damage, liability or expenses including reasonable attorneys’ fees and court costs arising from acts or omissions by or on behalf of Omthera and/or its sub-licensees regarding Product, including, without limitation, any and all liability to Third Parties for death and injury arising in relation to alleged Product defects or to the use of the Product, except for gross negligence, willful misconduct or breach of this Agreement by Licensor. Such indemnification shall be subject to the following conditions:(i) Licensor shall notify Omthera promptly of any such claims and liabilities, (ii) Omthera shall be solely responsible for the defense, settlement and discharge of any such claims, and (iii) Licensor shall furnish Omthera with all assistance reasonably requested by Omthera in connection with the defense, settlement and discharge of any such claims and liabilities.

14.       Patent Prosecution and Enforcement

14.1            Licensor will control and be responsible for preparing, filing, prosecuting, defending, litigating and extending and maintaining Licensor’s Patents for the Product in the Territory using a patent attorney of Licensor’s choice (and

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reasonably acceptable to Omthera), and subject to prior consultation with Omthera. Licensor will timely provide all materials regarding same for review by and consultation with Omthera (including before making any submissions or statements to any patent office or court).  Each Party will reasonably cooperate with the other in those activities. If Licensor elects not to pursue patent protection in a country with respect to any Licensor’s Patent, then Omthera may elect to do so under its own control.  All recoveries from enforcing any Licensor’s Patent will first be used to reimburse the Parties for their reasonable and evidenced out-of-pocket costs, and any remainder paid to the Parties in accordance with their relative economic interests under this Agreement.  Omthera will have the right to participate with Licensor in any court or administrative proceedings at their own costs.

14.2            Omthera will reimburse Licensor […***…] of all future out-of-pocket costs for such patent related activities. The JSC for IP issues will decide on all IP related matters; the tie breaking vote to be with Licensor for IP matters. If Omthera wishes to move forward with enforcement or defense of Licensed IP or trademarks licensed to Omthera hereunder in a country or countries and Licensor does not, then Omthera will be free to do so at its own cost with respect to Product or Competing Product (or any like product off patent or without patent protection) in any and all fields.  Omthera will have the right to initiate any such enforcement action by any deadline required to preserve applicable statutory rights (e.g., in the USA, the 30-month stay available upon a PIV generic challenge); at Omthera’s request if legally recommended or required, Licensor will become a named party to any such enforcement action (or if legally required Licensor will prosecute such action in its name alone) and Omthera will fully indemnify Licensor in such role (including, without limitation, reasonable attorneys’ fees); and Omthera will control such action.

15.       Confidentiality and Non-Disclosure

15.1             Both Parties hereby agree to keep all Confidential Information received from the other Party confidential and, accordingly, not to disclose any Confidential Information to any other person and not to use any Confidential Information for any purpose other than the proper performance of their obligations and exercise of their rights under this Agreement.

15.2             Receiving Party will not use any of the Confidential Information in any other way other than for the purposes of this Agreement.

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15.3             Receiving Party will not disclose or supply either verbally or in writing (electronic or otherwise) any of the Confidential Information to anyone except as expressly authorised by Disclosing Party and in any event not use any of the Confidential Information, in each case except for the purposes of this Agreement. In case Omthera needs to disclose any of Licensor’s Confidential Information to any Third Party in order to fulfill its obligations and exercise its rights under this Agreement (“Permitted Recipients”), Omthera will prior to any disclosure of Confidential Information, conclude a Confidentiality Agreement with such Third Party, which shall be similar stringent as the confidentiality obligations contained in this Agreement.

15.4              Receiving Party will mark any copy, reproduction or reduction of to writing any part of the Confidential Information ‘confidential’ and any such copy shall remain the confidential property of Disclosing Party. Any extracts, copies, reproductions or reductions to writing so made shall be the sole property of Disclosing Party and treated in accordance with this Agreement.

15.5              The terms of this Agreement shall be binding upon Receiving Party’s (and with respect to Omthera, any Permitted Recipients’) employees, officers, agents and consultants. Receiving Party shall use its best endeavours to enforce such obligations at its expense insofar as breach thereof relates to Confidential Information and it shall restrict the access to Confidential Information and allow access to Confidential Information only to those of its employees or consultants who have a need to see such part of Confidential Information in order to progress the purposes of this Agreement and who have prior to any such disclosure to them been advised by Receiving Party of the restrictions hereby accepted by this in relation to Confidential Information and shall have ensured that they are bound in writing to observe the same by at least equal obligations of confidentiality.

15.6              Receiving Party shall return or, if so directed by Disclosing Party, destroy all Confidential Information and all copies, reproductions, reductions to writing of Confidential Information and any part thereof latest at the termination of this Agreement. Receiving Party shall also destroy any information proprietary to Disclosing Party in pursuance of this Agreement in its possession or under its control.  Notwithstanding the foregoing, each Party may retain a single copy of any Confidential Information solely for compliance purposes under the Agreement.

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15.7              This obligation of non-disclosure does not apply to Confidential Information which:

a)                            at the time of first disclosure to one Party (hereinafter “the Receiving Party”) by the other Party (hereinafter “the Disclosing Party”) was already in the Receiving Party’s possession, as shown by written evidence; or

b)                            through no fault or action of the Receiving Party is in the public domain at the time of disclosure or thereafter; or

c)                             has been received from a Third Party which did not acquire it directly or indirectly from the Disclosing Party; or

d)                            has to be disclosed pursuant to a legal or regulatory requirement provided that the Receiving Party shall notify the Disclosing Party of such legal or regulatory requirement in sufficient time to allow the Disclosing Party to take such measures as may be available to preserve the confidentiality of the Confidential Information required to be disclosed and the Receiving Party shall provide to the Disclosing Party all assistance as may be reasonably requested in this respect; or

e)                             the Receiving Party can demonstrate by competent proof was independently developed by the Receiving Party or its Associates, employees or consultants, without access to any Confidential Information.

15.8              This Section 15 shall remain in force for […***…] following the termination or expiration of this Agreement.

15.9              The terms of this Agreement are confidential and shall not be disclosed by either Party, except as required by law, with the exception that Omthera may disclose this Agreement and Confidential Information of Licensor to Venture Capitalists and other financial parties, and prospective and actual sub-licensees, suppliers, CROs, acquirers, for evaluating a potential financial or other deal to support further development, registration, promotion, etc. of the Product. Prior to any disclosure Omthera shall advise such Venture Capitalists and other Third Parties of the restrictions hereby accepted in relation to Confidential Information and shall have ensured that they are bound in writing to observe the same by at least equal obligations of confidentiality as contained in this Agreement.  Reference is hereby made to the Reciprocal Confidentiality Agreement between the Parties, dated 18 February 2009 (“CDA”) and the Founder Confidentiality Agreements (as defined in the CDA). This Agreement will supersede all the prior CDAs between Licensor and Omthera as well as the Founder Confidentiality

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Agreements, with all Confidential Information as defined and disclosed under the CDA and the Founder Confidentiality Agreements treated as Confidential Information under this Agreement.

16.                    Press Announcements and Publications

16.1              Except as explicitly provided herein, and/or as may be required by applicable laws, rules or regulations, neither Party will originate any publicity, press or news release, or other public announcement, written or oral, whether to the public press or otherwise, relating to this Agreement without the prior written consent of the other Party, such consent not to be unreasonably withheld. In such event the Party wishing to so disclose such information shall provide to the other Party, at least […***…] before the intended publication, for its prior consent (such consent not to be unreasonably withheld or delayed) a written copy of such public announcement.  Notwithstanding the foregoing, Omthera will have the right to issue a press release after the Effective Date, and upon achievement of any clinical milestones regarding Product, in each case in a form to be mutually agreed upon.

16.2              Neither Party shall publish the results of the work carried out under this Agreement without the prior written consent of the other Party, not to be unreasonably withheld, provided that Omthera will have the right in all events to publish any Clinical Trial results regarding Product carried out pursuant to this Agreement without the need to follow the following procedure, but in each case in a form to be mutually agreed upon. Any proposed publication will be submitted to the other Party a minimum of […***…] days prior to the intended date of publication. During such […***…] day (or longer) period, the non-publishing Party will review the proposed publication and indicate whether the material may be published as proposed, may be published after a […***…] day delay to permit the filing of patent application(s), or may be published after deletion or modification of specified confidential or proprietary information. If no indication is given by the non-publishing Party within […***…] days from submission of the proposed publication by the publishing Party, then the publishing Party shall have the right to publish such proposed publication.

17.                    Effectiveness of License Agreement

The Parties agree that the License Agreement will come into effect on the Effective Date.

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18.       Term and Termination

This Agreement shall remain in force until expiration of the royalty obligations by Omthera, unless terminated in accordance with the provisions under Sections 19 to 21 hereof.

19.                    Early Termination

19.1              This Agreement may be terminated by either Party, without prejudice to any other right or obligation of the Parties, at any time for good cause. A good cause will be a material breach of any terms or conditions of this Agreement committed by the other Party if not remedied within two (2) months after receipt of the written request.

19.2              Furthermore, a good cause for either Party will be

a)                            the fact that at any time, the other Party files in any court or agency pursuant to any statute or regulation of any state, country or jurisdiction, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of that Party or of its assets, or if the other Party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within sixty (60) days after the filing thereof, or if the other Party shall propose or be a Party to any dissolution or liquidation, or if the other Party shall make an assignment for the benefit of its creditors;

b)                            the fact that the assignment of the Supply Agreement Relating To Supply Of A OMEGA-3 Fatty Acid Concentrate (Omefas®) in Annex C will not take place within ninety (90) days after closing of Financing Round A. In such case, either Party has the right to terminate the Agreement within thirty (30) days after the end of such ninety (90) days period.

19.3              Moreover, “Good Cause,” but only for the Licensor, will be deemed to occur if the Licensee is in default with any undisputed (“disputed” means for the purposes of this Agreement that an arbitration procedure was initiated) payment of the Milestone fees or Royalties according to Section 8 and Section 11 of this Agreement for more than ninety (90) days.

19.4              In the case of termination of the License Agreement by Licensor pursuant to Section 19.1 after Commercial Sale of a Product, then any such termination by Licensor will be limited to the Product and indication giving rise to the cause for termination in case such material breach can be attributed to a specific Product

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and indication. If such material breach is limited to the United States of America, all rights granted to Omthera under this Agreement in the United States of America will revert to Licensor. In case such material breach is limited to one or more countries outside the United States of America, all rights granted to Omthera under this Agreement in the Territory except for the United States of America will revert to Licensor. The remainder of this Agreement will continue in effect, and further, Omthera or Licensor, as the case may be, may manufacture or have manufactured Product outside of such Party’s applicable territory, but only for sale inside such Party’s applicable territory.

19.5              In the case of termination of the License Agreement in total or in part (by territory), Omthera shall terminate all activities in progress regarding Product for the country/countries in question in an orderly manner as soon as reasonably practical. Any liabilities due and owed to Third Parties for non-cancellable activities performed by Licensor up to the time of termination and all expenses in relation to the Product actually incurred at Omthera’s request shall be paid by Omthera upon submission of Licensor invoices and proof of cost.

20.                    Force Majeure

20.1              A breach of this Agreement by one Party shall not be deemed a good cause according to Section 19 for the termination if caused by strikes, fire, embargoes, any governmental act or regulation, acts of God, war, riot, civil disturbance or other conditions beyond the control of such Party, provided that the Party in default remedies the substantial breach within reasonable time after such cause or causes have ceased to exist.

20.2              Notwithstanding the aforementioned, either Party shall be entitled to terminate this Agreement with immediate effect by giving written notice to the other Party if the performance of this Agreement shall be hindered or prevented by such cause or causes for a period exceeding […***…].

21.                    Effect of Termination

21.1              In the case of termination or partial termination pursuant to Section 19 or 20, the licenses granted in Sections 2.1 and 3.1 shall automatically terminate (in full or in part as provided in those Sections 19 and 20), and Licensee shall and does hereby automatically and without any further consideration assign and shall cause its Affiliates and sub-licensees (subject to Section 2.4) to assign to Licensor without further compensation therefor, all of its and their respective right, title and interest, if any, in and to all Regulatory Approvals, regulatory documentation, IND and clinical data for the Products (for the entire Territory or

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for part thereof as provided in those Sections 19 and 20), and the license in Section 1.26 shall go into effect as provided in such Section 1.26.

All rights and licenses granted under or pursuant to this Agreement by Licensee or Licensor are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code or any foreign counterparts, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code (or as applicable those foreign counterparts). The Parties agree that the Parties, as licensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code and any foreign counterparts thereto. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against either Party under the U.S. Bankruptcy Code or such foreign counterpart, the Party hereto that is not a Party to such proceeding shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, which, if not already in the non-subject Party’s possession, shall be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon the non-subject Party’s written request therefor, unless the Party subject to such proceeding elects to continue to perform all of its obligations under this Agreement or (b) if not delivered under clause (a) above, following the rejection of this Agreement by or on behalf of the Party subject to such proceeding upon written request therefor by the non-subject Party.  To the extent that any foreign counterpart to the U.S. Bankruptcy Code does not grant at least equivalent rights to licensees as such Section 365(n) and elsewhere under the U.S. Bankruptcy Code, then the Parties shall hereby be deemed to have granted at least such equivalents rights to one another (to the extent not prohibited by law).

21.2              As provided in Section 21.1, Licensor has the right to access and/or use Omthera’s data related to the Product such as but not limited to clinical data as well as Omthera’s part of Joint IP […***…] in case of such termination and insolvency.

21.3             Licensor shall have the right to repurchase, or have repurchased by a Third Party of its choice, by informing the Licensee of its intention within […***…] after the termination of this Agreement, any or all of the Product(s) in possession of the Licensee and the Licensee shall be obliged to ship such Product(s) to a destination as may be specified by Licensor. Such repurchase shall be at the cost prices. In addition, Licensor shall reimburse to the Licensee or pay directly the costs of delivering the repurchased Product(s) to the selected

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destination. However, Licensor retains the right to reject and shall not be obliged to pay for any of the Product(s) Licensor considers not being in a marketable condition or which have less than […***…] shelf life when returned to Licensor. Otherwise, Omthera and its Affiliates and sub-licensees may sell off all inventory of Product.

21.4              Immediately following such repurchase or the last sale of the Product(s) for stock liquidation’s purposes by the Licensee pursuant to this Section, whichever occurs later, the Licensee shall cease to use and make any reference whatsoever to the Trademarks, the Know-how and the Intellectual Property Rights as well as refrain from using Licensor’s Confidential Information.

21.5     Upon termination of this Agreement, all technical information including all copies thereof regarding Product in possession of the Licensee and/or the local toll manufacturers shall be returned or destroyed, or in case of electronic data expunged from any computer or electronic storage facility or any other device containing Confidential Information, without delay to Licensor or to a Third Party indicated by Licensor, save that Licensee may retain a single copy of any of the foregoing solely for compliance purposes under the Agreement.

22.                    Limitation of Indemnity

22.1              No claims for compensation may be lodged purely by reason of termination of this Agreement, unless such claims are based on negligence, willful misconduct or default of the other Party.

22.2            In any case, the Licensee shall not be entitled to any compensation for goodwill created for Licensor or for the Product(s) or for increasing Licensor’s business with regard to the Product.

22.3            SUBJECT TO SECTION 13.2 OF THIS AGREEMENT, BUT NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR OTHERWISE, NEITHER PARTY WILL BE LIABLE TO THE OTHER (OR ANY OTHER PERSON OR ENTITY) WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT FOR ANY INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, EVEN IF SUCH PARTY HAS BEEN INFORMED OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES.

23.       Non-Compete of Both Parties

23.1           For the duration of the Agreement, Licensor will not develop any product or indication (over-the-counter or prescription) whatsoever using the Licensed IP. It will also not appoint any other licensees or sub-licenses using the said IP. Licensor directly or through its Affiliates or licensees will not develop any

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indications (over-the-counter or prescription) using Epanova® or other Licensor’s Trademarks or any other Product.

23.2            For the duration of the Agreement, Omthera and its sub-licensees as well as Licensor and its licensees will not develop and/or commercialize any Competing Product(s) (except for Product by Omthera and its sub-licensees), unless agreed by both Parties in writing.

23.3            Licensor (i) represents and warrants to Omthera that (A) it has not granted, and covenants that it will not grant, any right, license or interest in or to, or an option to acquire any of the foregoing with respect to, the Licensed IP that is in conflict with the licenses and other rights granted to Licensee under this Agreement, and that all Licensed IP has been assigned and transferred from Tillotts to Licensor prior to the signature of this Agreement, (B) the Licensor is not aware of any claim or challenge, or threat of any claim or challenge, which may invalidate or render unenforceable, either wholly or partially, any Licensor’s Patents or Trademarks, nor is it aware of anything which may give rise to any such claim or challenge, and (C) the Licensor is not aware of any claim or allegation that the Licensed IP infringes the rights of any other nor of any infringement or threat of infringement of any Licensed IP by any other; and (ii) covenants that any assignment or other transfer of any Licensed IP will not derogate from the licenses and other rights granted to Licensee under this Agreement, and further that all Licensed IP shall remain solely and exclusively owned by the entity party to this Agreement as “Licensor” and that any assignment, merger, consolidation, or sale of assets by Licensor shall not impair any of Omthera’s licenses or rights hereunder.

23.4            Each Party represents and warrants to the other as of the Effective Date that it has the legal right and power to enter into this Agreement, to extend the rights and licenses granted or to be granted to the other in this Agreement, and to fully perform its obligations hereunder.

24.                    Rights and Obligations of the Parties

24.1            Omthera and its sub-licensees shall maintain full, true and accurate books of account and other records containing all particulars which may be required to ascertain and verify the amounts payable by Omthera under this Agreement. Said books, records and all supporting data shall be available at all reasonable times and for a period of […***…] following the period of reporting or for a period consistent with generally acceptable accounting procedures, whichever is longer. Licensor has the right to have such books, records and all supporting

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data of Omthera and its sub-licensee(s) audited […***…] by an independent, internationally reputed accounting firm, such accounting firm being obliged to simply confirm the correct calculation of the Royalty Rates and Other Payments (see Sections 8, 9 and 11). The cost of the accounting firm shall be paid by Licensor unless the accounting firm confirms a deviation by more than […***…] of the amount due.

24.2            Any payments by Omthera that are not paid, on or before the date such payments are due under this Agreement shall bear interest, to the extent permitted by applicable law, at the […***…], calculated on the number of days payment is delinquent. […***…].

24.3             In the case of doubt, all performance payments listed under Sections 8 to 11 are due Licensor by Omthera independent of whether Omthera and/or its sub-licensees affect the sale. Net Sales made by sub-licensees fall under Omthera’s commitments to Licensor.

25.       Headings and Annexes

25.1              The headings of the Sections are included solely for convenience and shall not be deemed part of this Agreement and shall not be used for the interpretation thereof.

25.2              All Annexes hereto form integral parts of this Agreement.

26.                    Notices

26.1              All notices, orders or other communication under this Agreement shall be in writing and shall be effective when received by the addressee at the address herein before specified or such other address as the addressee may have previously specified in writing as its address for service. If sent by airmail or courier a notice shall be deemed to have been received within seven (7) days of dispatch. If sent by facsimile a notice shall be deemed to have been received within twelve (12) hours of transmission as evidenced by the message confirmation generated by the facsimile machine.

26.2             Reference in this Agreement to “writing” or cognate expressions includes a reference to facsimile transmission or comparable means of communication provided in each case that proof of signature and receipt can be presented.

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27.                    Non-Assignability and Change of Control

27.1              Subject to Section 27.2 hereafter, neither this Agreement as a whole nor any rights hereunder may be assigned by the Licensee to any Third Party or associate of the Licensee without prior written consent of Licensor, provided that, subject to Section 9.5, Licensee may assign this Agreement in full to an Affiliate or to its successor in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this Agreement.

27.2            It is understood and agreed between the Parties that Licensor may assign this Agreement to Newco as a whole with liberating effect to Polyver without consent of Licensee provided that (i) Newco solely and exclusively owns all Licensed IP and (ii) Newco is assigned by Polyver all assets that were assigned by Tillotts to Polyver related to Product.

27.3            The rights and obligations stated in the Agreement shall be binding upon the successors, acquirers and permitted assignees of Omthera as well as Licensor.

28.                    Amendments

No variation or amendment of this Agreement shall bind either Party unless made in writing in the English language and agreed to in writing by duly authorized officers of the Parties.

29.                    Severability

If any provision of this Agreement shall, for any reason whatsoever, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement. As a substitute, the Parties shall agree upon a valid, legal and enforceable provision as close as possible to the invalid, illegal or unenforceable provision.

Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement.  Accordingly, the rule of construction that any ambiguity in this Agreement will be construed against the drafting Party will not apply.

30.                    No waiver

No waiver of any claim, provision or condition of this Agreement whether by conduct or otherwise in one or more instances shall be deemed to be or construed as a permanent or continuing waiver of any such claim, provision or condition, or of any other claim, provision or condition of this Agreement.

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31.                    Governing Law

This Agreement shall exclusively be governed by and interpreted according to the material laws of Switzerland without regard to its conflict of laws principles. The application of the UN-Convention on Contracts for the International Sale of Goods is expressly excluded.

Nothing in this Agreement is intended or will be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the Parties.

32.                    Disputes and Arbitration

32.1              Any disputes arising out of this Agreement shall be amicably settled within […***…] between two responsible executives of each Party.

32.2              In case a settlement should not be reached, then such dispute shall be presented to the Chief Executive Officers of both Parties, or to senior persons designated by the Chief Executive Officers, for amicable settlement.

32.3              Should a settlement still not be reached within […***…] then such dispute shall be referred to arbitration in London, England in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce.

32.4            The arbitration shall be held in the English language, and the official and only language of this Agreement is English.

* * *

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IN WITNESS WHEREOF, the Parties hereto caused this Agreement to be executed in two original copies by their authorized officers who have prepared all pages of this Agreement and its Annexes and then signed this page:

Basel, 13 November 2009

For and on behalf of:

PVT POLYVER TRUST AG

By:	/s/ Martin Wepfer	Date:	13 November 2009

Name:	Martin Wepfer

Title:	Attorney-in-Fact for Chairman Dr. Peter Mathys

,		,

For and on behalf of:

OMTHERA PHARMACEUTICALS

By:	/s/ Michael Davidson	Date:	Nov. 13, 2009

Name:	Michael Davidson

Title:	CMO

By:	/s/ Gerald Wisler	Date:	Nov. 13, 2009

Name:	Gerald Wisler

Title:	President & CEO

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List of Annexes

Annex A

Role of the Joint Steering Committee(s)

Annex B

Royalty Rates

Annex C

Tillotts Pharma AG and Ocean Nutrition Canada Limited Supply Agreement Related to Supply of a OMEGA-3 Free Fatty Acid Concentrate (Omefas®)

Annex D

Signed Venture Capital Contract(s), to be provided upon execution

Signed Venture Capital Term-Sheet(s) to be provided prior to signature of this Agreement by either Party

Annex E

Licensor’s Know-how

•                  Know-how included and not included in Patents

•                  Licensor’s Data

•                  Manufacturing Know-how

•                  Clinical Know-how

•                  Regulatory Know-how

Annex F

Omthera’s Liability Insurance Policy, to be delivered pursuant to Section 13.1

Annex G

•                  Licensor’s Assets

•                  Patents (List)

•                  Trademark (List by country)

Annex H

Escrow Agreement, to be prepared by the Parties as necessary

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Annex I

Amounts to be reimbursed by Omthera that were accrued before the signature of this Agreement.

Annex J

Letter of Approval of Assignment of ONC’s Supply Agreement from Licensor to Omthera by ONC ( to be supplied by Licensor within ninety (90) days after closing of Financing Round A

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A

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Annex A

Role of the Joint Steering Committee(s)

Composition: The Joint Steering Committee(s) (JSC) will be comprised of an equal number of members (to be decided) appointed by Licensor and by Omthera. Each Party will notify the other Party of its initial JSC members within ninety (90) days of the Effective Date. The Parties, through the JSC, may establish and later change the number of JSC as long as an equal number of members from Licensor and Omthera is maintained. Each Party may change its JSC members at any time by written notice to the other, however whenever possible at least 10 days prior to a scheduled JSC meeting and with notice to the other JSC Members.

The Chairperson shall be a member of the JSC, and the role of the Chairperson shall be to convene and preside at meetings of the JSC. Each Party will designate a senior member of management who will be the primary contact for that Party. Not later than thirty (30) days after the JSC is named, the Parties shall hold an organizational meeting. The primary contacts of the Parties shall be responsible for scheduling the meeting of the JSC for that purpose.

Responsibilities: The JSC(s) shall be responsible for the following:

(i)                                     the technical support for clinical and commercial supply,

(ii)                                  the regulatory support,

(iii)                               the supervision of IP and Trademarks related issues,

(iv)                              the clinical development and

(v)                                 commercial issues (i.e. commercialization of Product, out- or sublicensing of Product) in order to secure an efficient development and successful commercialization of the Product for the Primary Indication and Fields.

Omthera will chair all but one JSC and thus through the Chairperson have one additional voting power in case of a tie vote, as described below. The JSC related to IP & Trademarks will be chaired by Licensor or its nominee.

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Meetings. The JSC will hold an in-person organizational meeting at Licensor’ office to establish the JSC’s operating procedures. After such initial meeting, the JSC will meet at such other times and places as are agreeable to a majority of the JSC members, but no less than once each calendar quarter before Commercial Launch and after Launch at least twice per calendar year. Meetings may be face-to-face (at least once per calendar year), via videoconference, or via teleconference. Omthera will bear the expense of all respective JSC members’ participation in JSC meetings except the IP JSC which will be at Licensor’s own expense for Licensor’s members. Omthera will pay Out-of-Pocket Expenses and FrE expenses for all others (which shall not exceed in total […***…], provided that if Licensor expects that the expenses for its JSC members will exceed such amounts, then the Parties shall communicate to discuss and Licensee agrees to modify the duration or content of or attendance at such JSC meeting to reduce expenses). Each Party shall provide written notice to the other Party at least fourteen (14) days prior to each JSC meeting of agenda items proposed by such Party for discussion or decision-making at such meeting, together with appropriate information related thereto. The JSC Chairperson shall be responsible for sending the invitations and agenda for the meetings at least seven (7) days before the meeting. Material decisions reached at a meeting will be documented and signed by both Parties before the meeting ends. Reasonably detailed written minutes will be kept of all JSC meetings and will reflect, without limitation, material decisions made at such meetings. The JSC Chairperson shall be responsible for drafting and distributing minutes of the meetings within ten (10) days after the meeting for review and approval. Minutes will be deemed approved unless a member of the JSC objects to the accuracy of such minutes within ten (10) days of receipt.

Decisions. All JSC decisions shall be made by majority vote of the JSC, and each Party will have one vote on each JSC, and member for each Party will be designated to cast such Party’s one vote. The Chairperson of the applicable JSC is only allowed to vote in the case of a tie vote, as provided below.

Dispute Resolution and Deadlocks of the Joint Steering Committees: Should the JSC be unable to decide or resolve by majority vote, any matter properly presented to it for action, at the written request of either Party, the issue shall be referred to both Parties’ Chief Executive Officers, or to senior persons designated by the Chief Executive Officers, who shall promptly meet and attempt in good faith to resolve such issue within thirty (30) days. If unable to resolve such issue within such

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thirty (30) day period, the Chairperson of the applicable JSC shall have the tie-breaking vote.

Other Committees: The JSC may create such other committees or subcommittees as it may deem desirable. All such committees shall have equal representation from each of the Parties and the voting rights and process described above unless the JSC expressly directs otherwise.

Omthera shall keep Licensor informed on an ongoing basis of following items in writing: (time frequency of below reports may be changed by mutual agreement)

•                  Quarterly update reports on clinical development and clinical results

•                  Quarterly, or if necessary more often, update on regulatory matters

•                  Quarterly update on sales on a country-by-country basis

•                  Quarterly update reports on financing and sub-licensing activities.

•                  Quarterly, or if necessary more often update, on pricing/reimbursement matters as well as the finally obtained pricing/reimbursement for the Product in each Core Country. Such activities include also the pricing strategy or results of competitors or new pricing/reimbursement regulations in each Core Country.

•                  Yearly, or if necessary more often, update on major competitors (including but not limited to sales volumes, strategies, prices in most important markets, counter-measurements)

•                  Yearly, or if necessary more often, updates on products in development with Omefas®

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B

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Annex B

Royalty Rates

Patent Royalty: The Patent Royalty to be paid to Licensor by Omthera is to be calculated as a percentage of Net Sales generated by the sale of Product at the royalty rates shown in the table below for as long as there is “patent protection” (as per Section 8) on the Product or for fifteen (15) years from the date of the Commercial Launch, whichever is longer (according to Sections 1.40 and 8 of the License Agreement).

Trademark and Know-How Royalty: After the end of the Patent Royalty period, the rates of the Trademark and Know-How Royalty due to Licensor will be reduced by […***…] for an additional […***…] compared to the initial Patent Royalty, as shown in the table below (according to Sections 1.53 and 8 of the License Agreement).

Calculation of Patent Royalty and Trademark and Know-How Royalty: The royalties shall be calculated on a country-by-country basis for the whole Territory cumulatively. In case of a sub-licensee, the royalties due to Licensor apply to the sub- licensee’s Net Sales of the Product.

Section 1:

Table 1: Royalty Rates scheme

Total Annual Product Net Sales	Patent Royalty	Trademark and Know-How Royalty
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]

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Example 1) for the royalty calculation:

[…***…]

Section II

[…***…]: In the event of sub-licensing by Omthera that one- half of the realizable royalty share received by Omthera from an independent third party is less than Licensors’ entitlement to royalties, Licensor will reduce its royalty entitlement with respect to such sub-license as follows: the Parties agree to split the royalty […***…]. Licensor will be guaranteed a minimum of […***…] of the Royalty Rates listed in Table 1 (“the […***…] Licensor Royalty Floor”).

In addition, Licensor will receive higher Additional Payments as illustrated below with respect to such sub-license. This scheme will then shift to the following for such sub-license:

•        […***…] of Other Payments paid to Omthera based on […***…];

•        […***…] of Other Payments paid to Omthera based on […***…]; or

•        […***…] of Other Payments paid to Omthera based on […***…].

Example 2) for the royalty calculation in the case that the maximum realizable royalty share received by Omthera is less than Licensors’ royalties:

If the Total Annual Product Net Sales generated by the Product in a certain calendar year during the period of Patent Royalty are […***…] and the royalty received by Omthera from its sublicensees is […***…], the applicable Patent Royalty rate for Licensor for that calendar year will be […***…] for […***…],[…***…] or […***…] for the next […***…], and […***…]

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[…***…] or […***…] for the last […***…]. After the end of the period of Patent Royalty, the Trademark and Know -How Royalty rate for the following […***…] will be calculated as described above for each year, and this Section II or […***…] share will be applied if applicable based on the royalties paid by the sublicense and the amounts of annual sales.

Example 3) for the royalty calculation In the case that the maximum realizable royalty share received by Omthera is less than Licensors’ royalties and the […***…] applies:

In the case the royalty received by Omthera from its sublicensees is […***…] without the […***…], Licensor would receive only […***…] for Patent Royalties. Taking however into account the […***…], the royalties are calculated as follows: If the Total Annual Product Net Sales generated by the Product in a certain calendar year during the period of Patent Royalty are […***…] the applicable Patent Royalty rate for Licensor will be […***…] for […***…] and […***…] for the next […***…] and […***…] for the last […***…]. After the end of the period of Patent Royalty, the Trademark and Know-How Royalty rate for the following […***…] will be calculated as described above for each year, and this Section II […***…] and […***…] will be applied if applicable based on the royalties paid by the sublicense and the amounts of annual sales.

For clarity, none of the foregoing examples take in to account Sections 8.4 and 8.5 of the License Agreement, which will be applied in all cases.

Sales by Sub-licensees: It is understood and agreed by the Parties that any Royalties on Product sales arising from sales activities by one or several sub-licensees shall be due to Licensor by Omthera.

For clarity, this Annex B and the License Agreement, including Sections 1.40 and 1.53, shall be read together, and any inconsistency between this Annex Band the License Agreement shall be governed by the License Agreement.

***Confidential Treatment Requested

AMENDMENT NO. 1 TO LICENSE AGREEMENT

This AMENDMENT NO. 1 TO LICENSE AGREEMENT (the “Amendment”) is made and entered into as of January 13, 2010, by and between PVT Polver Trust AG, a corporation duly established under the laws of Switzerland with registered offices at c/o Buetler Legal GmbH, Chilchgasse 8, 6072 Sachsein Switzerland (“Licensor”), and Omthera Pharmaceuticals Inc., a company duly established under the laws of Delaware with registered offices at 1209 Orange Street, Wilmington, New Castle, Delaware 19801, USA (“Licensee”).  Licensor and Licensee are also referred to individually as “Party” and collectively as “Parties.”

A.            Licensor and Licensee are parties to that certain License Agreement, dated as of November 13, 2009 (the “Original Agreement”), pursuant to which, among other things, Licensor granted an exclusive license to Licensee to develop and commercialize the Product for the Primary Indication in the Field worldwide.

B.            The Parties wish to amend the Original Agreement as set forth below in order to extend the period of time for the assignment of the Supply Agreement Relating To Supply Of A OMEGA-3 Fatty Acid Concentrate (Omefas®) in Annex C from Licensor to Licensee.

C.            Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Original Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and conditions outlined herein, Licensor and Licensee hereby agree as follows:

1.             Section 12.1.  The third sentence in Section 12.1 is hereby amended as follows:

“In case such take over of the Supply Agreement Relating To Supply Of A OMEGA-3 Fatty Acid Concentrate (Omefas®) in Annex C will not take place within one hundred eighty (180) days after closing of Financing Round A, both Parties shall have the right to early terminate the Agreement (see Section 19.2b) within thirty (30) days after the end of such one hundred eighty (180) days period.”

2.             Section 19.2(b).  Section 19.2(b) is hereby amended as follows:

“the fact that the assignment of the Supply Agreement Relating To Supply Of A OMEGA-3 Fatty Acid Concentrate (Omefas®) in Annex C will not take place within one hundred eighty (180) days after closing of Financing Round A.  In such case, either Party has the right to terminate the Agreement within thirty (30) days after the end of such one hundred eighty (180) days period.”

3.             No Other Changes.  Except as specifically amended hereby, the Original Agreement shall remain in full force and effect and in accordance with its terms.

4.             Governing Law.  This Amendment shall exclusively be governed by and interpreted according to the material laws of Switzerland without regard to its conflict of laws principles.  The application of the UN-Convention on Contracts for the International Sale of Goods is expressly excluded.

5.             Counterparts.  This Amendment may be executed in counterparts, by confirmed facsimile, or both, each of which will be considered an original, but all of which together will constitute the same instrument.

IN WITNESS WHEREOF, the parties have caused their authorized representatives to execute this Amendment as of the date first set forth above.

PVT POLYVER TRUST AG		OMTHERA PHARMACEUTICALS INC.

By:	/s/ Dr. Peter Mathys	By:	/s/ Gerald Wisler

Name:	Dr. Peter Mathys	Name:	Gerald Wisler

Title:	Chairman	Title:	President & CEO

2

AMENDMENT NO. 2 TO LICENSE AGREEMENT

This AMENDMENT NO. 2 TO LICENSE AGREEMENT (the “Amendment”) is made and entered into as of May 28, 2010, by and between PVT Polyver Trust AG, a corporation duly established under the laws of Switzerland with registered offices at c/o Buetler Legal GmbH, Chilchgasse 8, 6072 Sachsein Switzerland (“Licensor”), and Omthera Pharmaceuticals, Inc., a company duly established under the laws of Delaware with registered offices at 1209 Orange Street, Wilmington, New Castle, Delaware 19801, USA (“Licensee”).  Licensor and Licensee are also referred to individually as “Party” and collectively as “Parties.”

A.            Licensor and Licensee are parties to that certain License Agreement, dated as of November 13, 2009 (the “Original Agreement”), pursuant to which, among other things, Licensor granted an exclusive license to Licensee to develop and commercialize the Product for the Primary Indication in the Field worldwide.

B.            The Parties entered into that certain Amendment No. 1 to License Agreement, dated as of January 13, 2010, in order to extend the period of time for the assignment of the Supply Agreement Relating To Supply Of A OMEGA-3 Fatty Acid Concentrate (Omefas®) in Annex C from Licensor to Licensee (the “Supply Agreement”).

C.            The Parties wish to enter into this Amendment to further extend the period of time for the assignment of the Supply Agreement.

D.            Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Original Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and conditions outlined herein, Licensor and Licensee hereby agree as follows:

1.             Section 12.1.  The third sentence in Section 12.1 is hereby amended as follows:

“In case such take over of the Supply Agreement Relating To Supply Of A OMEGA-3 Fatty Acid Concentrate (Omefas®) in Annex C will not take place on or prior to July 15, 2010 (the “Assignment Deadline”), both Parties shall have the right to early terminate the Agreement (see Section 19.2b) within thirty (30) days after the Assignment Deadline.”

2.             Section 19.2(b).  Section 19.2(b) is hereby amended as follows:

“the fact that the assignment of the Supply Agreement Relating To Supply Of A OMEGA-3 Fatty Acid Concentrate (Omefas®) in Annex C will not take place on or prior to the Assignment Deadline.  In such case, either Party has the right to terminate the Agreement within thirty (30) days after the Assignment Deadline.”

3.             No Other Changes.  Except as specifically amended hereby, the Original Agreement shall remain in full force and effect and in accordance with its terms.

4.             Governing Law.  This Amendment shall exclusively be governed by and interpreted according to the material laws of Switzerland without regard to its conflict of laws principles.  The application of the UN-Convention on Contracts for the International Sale of Goods is expressly excluded.

5.             Counterparts.  This Amendment may be executed in counterparts, by confirmed facsimile, or both, each of which will be considered an original, but all of which together will constitute the same instrument.

IN WITNESS WHEREOF, the parties have caused their authorized representatives to execute this Amendment as of the date first set forth above.

PVT POLYVER TRUST AG		OMTHERA PHARMACEUTICALS, INC.

By:	/s/Peter Mathys	By:	/s/Gerald Wisler

Name:	Peter Mathys	Name:	Gerald Wisler

Title:	Chairman of the Board	Title:	CEO

2

AMENDMENT NO. 3 TO LICENSE AGREEMENT

This AMENDMENT NO. 3 TO LICENSE AGREEMENT (the “Amendment”) is made and entered into as of June 30, 2010, by and between Chrysalis Pharma AG, a corporation duly established under the laws of Switzerland with registered offices at c/o Buetler Legal GmbH, Chilchgasse 8, 6072 Sachsein Switzerland (“Licensor”), and Omthera Pharmaceuticals, Inc., a company duly established under the laws of Delaware with registered offices at 90 Washington Valley Road, Bedminster, NJ 07921 (“Licensee”).  Licensor and Licensee are also referred to individually as “Party” and collectively as “Parties.”

A.            Licensor and Licensee are parties to that certain License Agreement, dated as of November 13, 2009 (the “Original Agreement”), pursuant to which, among other things, Licensor granted an exclusive license to Licensee to develop and commercialize the Product for the Primary Indication in the Field worldwide.

B.            The Parties entered into that certain Amendment No. 1 to License Agreement, dated as of January 13, 2010, and that certain Amendment No. 2 to License Agreement, dated as of May 28, 2010, in order to extend the period of time for the assignment of the Supply Agreement Relating To Supply Of A OMEGA-3 Fatty Acid Concentrate (Omefas®) in Annex C from Licensor to Licensee (the “Supply Agreement”).

C.            The Parties wish to enter into this Amendment to further extend the period of time for the assignment of the Supply Agreement.

D.            Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Original Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and conditions outlined herein, Licensor and Licensee hereby agree as follows:

1.             Section 12.1.  The third sentence in Section 12.1 is hereby amended as follows:

“In case such take over of the Supply Agreement Relating To Supply Of A OMEGA-3 Fatty Acid Concentrate (Omefas®) in Annex C will not take place on or prior to September 30, 2010 (the “Assignment Deadline”), both Parties shall have the right to early terminate the Agreement (see Section 19.2b) within thirty (30) days after the Assignment Deadline.”

2.             Section 19.2(b).  Section 19.2(b) is hereby amended as follows:

“the fact that the assignment of the Supply Agreement Relating To Supply Of A OMEGA-3 Fatty Acid Concentrate (Omefas®) in Annex C will not take place on or prior to the Assignment Deadline.  In such case, either Party has the right to terminate the Agreement within thirty (30) days after the Assignment Deadline.”

3.             No Other Changes.  Except as specifically amended hereby, the Original Agreement shall remain in full force and effect and in accordance with its terms.

4.             Governing Law.  This Amendment shall exclusively be governed by and interpreted according to the material laws of Switzerland without regard to its conflict of laws principles.  The application of the UN-Convention on Contracts for the International Sale of Goods is expressly excluded.

5.             Counterparts.  This Amendment may be executed in counterparts, by confirmed facsimile, or both, each of which will be considered an original, but all of which together will constitute the same instrument.

IN WITNESS WHEREOF, the parties have caused their authorized representatives to execute this Amendment as of the date first set forth above.

CHRYSALIS PHARMA AG		OMTHERA PHARMACEUTICALS, INC.

By:	/s/ R Bufton	By:	/s/ Gerald Wisler

Name:	R Bufton	Name:	Gerald Wisler

Title:	Chairman	Title:	CEO

2

AMENDMENT NO. 4 TO LICENSE AGREEMENT

This AMENDMENT NO. 4 TO LICENSE AGREEMENT (the “Amendment”) is made and entered into as of September 15, 2010, by and between Chrysalis Pharma AG, a corporation duly established under the laws of Switzerland with registered offices at c/o Buetler Legal GmbH, Chilchgasse 8, 6072 Sachsein Switzerland, as successor to PVT Polyver Trust AG (“Licensor”), and Omthera Pharmaceuticals, Inc., a company duly established under the laws of Delaware with registered offices at 90 Washington Valley Road, Bedminster, NJ 07921 (“Licensee”).  Licensor and Licensee are also referred to individually as “Party” and collectively as “Parties.”

A.            Licensor and Licensee are parties to that certain License Agreement, dated as of November 13, 2009 (the “Original Agreement”), pursuant to which, among other things, Licensor granted an exclusive license to Licensee to develop and commercialize the Product for the Primary Indication in the Field worldwide.

B.            The Parties entered into that certain Amendment No. 1 to License Agreement, dated as of January 13, 2010, that certain Amendment No. 2 to License Agreement, dated as of May 28, 2010, and that certain Amendment No. 3 to License Agreement, dated as of June 30, 2010, in order to extend the period of time for the assignment of the Supply Agreement Relating To Supply Of A OMEGA-3 Fatty Acid Concentrate (Omefas®) in Annex C from Licensor to Licensee (the “Supply Agreement”).

C.            The Parties wish to enter into this Amendment to further extend the period of time for the assignment of the Supply Agreement.

D.            Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Original Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and conditions outlined herein, Licensor and Licensee hereby agree as follows:

1.             Section 12.1.  The third sentence in Section 12.1 is hereby amended as follows:

“In case such take over of the Supply Agreement Relating To Supply Of A OMEGA-3 Fatty Acid Concentrate (Omefas®) in Annex C will not take place on or prior to November 1, 2010 (the “Assignment Deadline”), both Parties shall have the right to early terminate the Agreement (see Section 19.2b) within thirty (30) days after the Assignment Deadline.”

2.             Section 19.2(b).  Section 19.2(b) is hereby amended as follows:

“the fact that the assignment of the Supply Agreement Relating To Supply Of A OMEGA-3 Fatty Acid Concentrate (Omefas®) in Annex C will not take place on or prior to the Assignment Deadline.  In such case, either Party has the right to terminate the Agreement within thirty (30) days after the Assignment Deadline.”

3.             No Other Changes.  Except as specifically amended hereby, the Original Agreement shall remain in full force and effect and in accordance with its terms.

4.             Governing Law.  This Amendment shall exclusively be governed by and interpreted according to the material laws of Switzerland without regard to its conflict of laws principles.  The application of the UN-Convention on Contracts for the International Sale of Goods is expressly excluded.

5.             Counterparts.  This Amendment may be executed in counterparts, by confirmed facsimile, or both, each of which will be considered an original, but all of which together will constitute the same instrument.

IN WITNESS WHEREOF, the parties have caused their authorized representatives to execute this Amendment as of the date first set forth above.

CHRYSALIS PHARMA AG		OMTHERA PHARMACEUTICALS, INC.

By:	/s/R. Bufton	By:	/s/Gerald Wisler

Name:	R. Bufton	Name:	Gerald Wisler

Title:	Chairman	Title:	CEO

By:	/s/Johannes Spleiss

Name:	Johannes Spleiss

Title:	Member of the Board

2

AMENDMENT NO. 5 TO LICENSE AGREEMENT

This AMENDMENT NO. 5 TO LICENSE AGREEMENT (the “Amendment”) is made and entered into as of October 24, 2010, by and between Chrysalis Pharma AG, a corporation duly established under the laws of Switzerland with registered offices at c/o Buetler Legal GmbH, Chilchgasse 8, 6072 Sachsein Switzerland, as successor to PVT Polyver Trust AG (“Licensor”), and Omthera Pharmaceuticals, Inc., a company duly established under the laws of Delaware with registered offices at 90 Washington Valley Road, Bedminster, NJ 07921 (“Licensee”).  Licensor and Licensee are also referred to individually as “Party” and collectively as “Parties.”

A.            Licensor and Licensee are parties to that certain License Agreement, dated as of November 13, 2009 (the “Original Agreement”), pursuant to which, among other things, Licensor granted an exclusive license to Licensee to develop and commercialize the Product for the Primary Indication in the Field worldwide.

B.            The Parties entered into that certain Amendment No. 1 to License Agreement, dated as of January 13, 2010, that certain Amendment No. 2 to License Agreement, dated as of May 28, 2010, that certain Amendment No. 3 to License Agreement, dated as of June 30, 2010, and that certain Amendment No. 4 to License Agreement, dated as of September 15, 2010, in order to extend the period of time for the assignment of the Supply Agreement Relating To Supply Of A OMEGA-3 Fatty Acid Concentrate (Omefas®) in Annex C from Licensor to Licensee (the “Supply Agreement”).

C.            The Parties wish to enter into this Amendment to further extend the period of time for the assignment of the Supply Agreement.

D.            Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Original Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and conditions outlined herein, Licensor and Licensee hereby agree as follows:

1.                                      Section 12.1.  The third sentence in Section 12.1 is hereby amended as follows:

“In case such take over of the Supply Agreement Relating To Supply Of A OMEGA-3 Fatty Acid Concentrate (Omefas®) in Annex C will not take place on or prior to January 1, 2011 (the “Assignment Deadline”), both Parties shall have the right to early terminate the Agreement (see Section 19.2b) within thirty (30) days after the Assignment Deadline.”

2.                                      Section 19.2(b).  Section 19.2(b) is hereby amended as follows:

“the fact that the assignment of the Supply Agreement Relating To Supply Of A OMEGA-3 Fatty Acid Concentrate (Omefas®) in Annex C will not take place on or prior to the Assignment Deadline.  In such case, either Party has the right to terminate the Agreement within thirty (30) days after the Assignment Deadline.”

3.             No Other Changes.  Except as specifically amended hereby, the Original Agreement shall remain in full force and effect and in accordance with its terms.

4.             Governing Law.  This Amendment shall exclusively be governed by and interpreted according to the material laws of Switzerland without regard to its conflict of laws principles.  The application of the UN-Convention on Contracts for the International Sale of Goods is expressly excluded.

5.             Counterparts.  This Amendment may be executed in counterparts, by confirmed facsimile, or both, each of which will be considered an original, but all of which together will constitute the same instrument.

IN WITNESS WHEREOF, the parties have caused their authorized representatives to execute this Amendment as of the date first set forth above.

CHRYSALIS PHARMA AG		OMTHERA PHARMACEUTICALS, INC.

By:	/s/ R. Bufton	By:	/s/ Gerald Wisler

Name:	R. Bufton	Name:	Gerald Wisler

Title:	Chairman	Title:	CEO

2

AMENDMENT NO. 6 TO LICENSE AGREEMENT

This AMENDMENT NO. 6 TO LICENSE AGREEMENT (the “Amendment”) is made and entered into as of December 7th, 2010, by and between Chrysalis Pharma AG, a corporation duly established under the laws of Switzerland with registered offices at c/o Buetler Legal GmbH, Chilchgasse 8, 6072 Sachsein Switzerland, as successor to PVT Polyver Trust AG (“Licensor”), and Omthera Pharmaceuticals, Inc., a company duly established under the laws of Delaware with registered offices at 90 Washington Valley Road, Bedminster, NJ 07921 (“Licensee”).  Licensor and Licensee are also referred to individually as “Party” and collectively as “Parties.”

A.            Licensor and Licensee are parties to that certain License Agreement, dated as of November 13, 2009 (the “Original Agreement”), pursuant to which, among other things, Licensor granted an exclusive license to Licensee to develop and commercialize the Product for the Primary Indication in the Field worldwide.

B.            The Parties entered into that certain Amendment No. 1 to License Agreement, dated as of January 13, 2010, that certain Amendment No. 2 to License Agreement, dated as of May 28, 2010, that certain Amendment No. 3 to License Agreement, dated as of June 30, 2010, that certain Amendment No. 4 to License Agreement, dated as of September 15, 2010, and that certain Amendment No. 5 to License Agreement, dated as of October 24, 2010, in order to extend the period of time for the assignment of the Supply Agreement Relating To Supply Of A OMEGA-3 Fatty Acid Concentrate (Omefas®) in Annex C from Licensor to Licensee (the “Supply Agreement”).

C.            The Parties wish to enter into this Amendment to further extend the period of time for the assignment of the Supply Agreement.

D.            Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Original Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and conditions outlined herein, Licensor and Licensee hereby agree as follows:

1.             Section 12.1.  The third sentence in Section 12.1 is hereby amended as follows:

“In case such take over of the Supply Agreement Relating To Supply Of A OMEGA-3 Fatty Acid Concentrate (Omefas®) in Annex C will not take place on or prior to March 1, 2011 (the “Assignment Deadline”), both Parties shall have the right to early terminate the Agreement (see Section 19.2b) within thirty (30) days after the Assignment Deadline.”

2.             Section 19.2(b).  Section 19.2(b) is hereby amended as follows:

“the fact that the assignment of the Supply Agreement Relating To Supply Of A OMEGA-3 Fatty Acid Concentrate (Omefas®) in Annex C will not take place on or prior to the Assignment Deadline.  In such case, either Party has the right to terminate the Agreement within thirty (30) days after the Assignment Deadline.”

3.             No Other Changes.  Except as specifically amended hereby, the Original Agreement shall remain in full force and effect and in accordance with its terms.

4.             Governing Law.  This Amendment shall exclusively be governed by and interpreted according to the material laws of Switzerland without regard to its conflict of laws principles.  The application of the UN-Convention on Contracts for the International Sale of Goods is expressly excluded.

5.             Counterparts.  This Amendment may be executed in counterparts, by confirmed facsimile, or both, each of which will be considered an original, but all of which together will constitute the same instrument.

IN WITNESS WHEREOF, the parties have caused their authorized representatives to execute this Amendment as of the date first set forth above.

CHRYSALIS PHARMA AG		OMTHERA PHARMACEUTICALS, INC.

By:	/s/ R. Bufton	By:	/s/ Gerald Wisler

Name:	R. Bufton	Name:	Gerald Wisler

Title:	Chairman	Title:	CEO

By:	/s/ P. Mathys

Name:	P. Mathys

Title:	Director

2

AMENDMENT NO. 7 TO LICENSE AGREEMENT

This AMENDMENT NO. 7 TO LICENSE AGREEMENT (the “Amendment”) is made and entered into as of February 4, 2011, by and between Chrysalis Pharma AG, a corporation duly established under the laws of Switzerland with registered offices at c/o Buetler Legal GmbH, Chilchgasse 8, 6072 Sachsein Switzerland, as successor to PVT Polyver Trust AG (“Licensor”), and Omthera Pharmaceuticals, Inc., a company duly established under the laws of Delaware with registered offices at 90 Washington Valley Road, Bedminster, NJ 07921 (“Licensee”).  Licensor and Licensee are also referred to individually as “Party” and collectively as “Parties.”

A.                                    Licensor and Licensee are parties to that certain License Agreement, dated as of November 13, 2009 (the “Original Agreement”), pursuant to which, among other things, Licensor granted an exclusive license to Licensee to develop and commercialize the Product for the Primary Indication in the Field worldwide.

B.                                    The Parties entered into that certain Amendment No. 1 to License Agreement, dated as of January 13, 2010, that certain Amendment No. 2 to License Agreement, dated as of May 28, 2010, that certain Amendment No. 3 to License Agreement, dated as of June 30, 2010, that certain Amendment No. 4 to License Agreement, dated as of September 15, 2010, that certain Amendment No. 5 to License Agreement, dated as of October 24, 2010, and that certain Amendment No. 6 to License Agreement, dated as of December 7, 2010, in order to extend the period of time for the assignment of the Supply Agreement Relating To Supply Of A OMEGA-3 Fatty Acid Concentrate (Omefas®) in Annex C from Licensor to Licensee (the “Supply Agreement”).

C.                                    The Parties wish to enter into this Amendment to further extend the period of time for the assignment of the Supply Agreement.

D.                                    Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Original Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and conditions outlined herein, Licensor and Licensee hereby agree as follows:

1.                                      Section 12.1.  The third sentence in Section 12.1 is hereby amended as follows:

“In case such take over of the Supply Agreement Relating To Supply Of A OMEGA-3 Fatty Acid Concentrate (Omefas®) in Annex C will not take place on or prior to July 1, 2011 (the “Assignment Deadline”), both Parties shall have the right to early terminate the Agreement (see Section 19.2b) within thirty (30) days after the Assignment Deadline.”

2.                                      Section 19.2(b).  Section 19.2(b) is hereby amended as follows:

“the fact that the assignment of the Supply Agreement Relating To Supply Of A OMEGA-3 Fatty Acid Concentrate (Omefas®) in Annex C will not take place on or prior to the Assignment Deadline.  In such case, either Party has the right to terminate the Agreement within thirty (30) days after the Assignment Deadline.”

3.                                      No Other Changes.  Except as specifically amended hereby, the Original Agreement shall remain in full force and effect and in accordance with its terms.

4.                                      Governing Law.  This Amendment shall exclusively be governed by and interpreted according to the material laws of Switzerland without regard to its conflict of laws principles.  The application of the UN-Convention on Contracts for the International Sale of Goods is expressly excluded.

5.                                      Counterparts.  This Amendment may be executed in counterparts, by confirmed facsimile, or both, each of which will be considered an original, but all of which together will constitute the same instrument.

IN WITNESS WHEREOF, the parties have caused their authorized representatives to execute this Amendment as of the date first set forth above.

CHRYSALIS PHARMA AG		OMTHERA PHARMACEUTICALS, INC.

By:	/s/ R. Bufton	By:	/s/ Gerald Wisler

Name:	R. Bufton	Name:	Gerald Wisler

Title:	Chairman	Title:	CEO

By:	/s/ J. Spleiss

Name:	J. Spleiss

Title:	Director

2

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

AMENDMENT NO. 8 TO LICENSE AGREEMENT

This AMENDMENT NO. 8 TO LICENSE AGREEMENT (this “Amendment”) is made and entered into as of February    , 2011, by and between Chrysalis Pharma AG, a corporation duly established under the laws of Switzerland with registered offices at c/o Buetler Legal GmbH, Chilchgasse 8, 6072 Sachsein Switzerland, as successor to PVT Polyver Trust AG (“Licensor”), and Omthera Pharmaceuticals, Inc., a company duly established under the laws of Delaware with registered offices at 90 Washington Valley Road, Bedminster, NJ 07921 (“Licensee”).  Licensor and Licensee are also referred to individually as “Party” and collectively as “Parties.”

A.            Licensor and Licensee are parties to that certain License Agreement, dated as of November 13, 2009 (as amended by Amendment Nos. 1 through 7 set forth below, the “Original Agreement”), pursuant to which, among other things, Licensor granted an exclusive license to Licensee to develop and commercialize the Product for the Primary Indication in the Field worldwide.

B.            The Parties entered into that certain Amendment No. 1 to License Agreement, dated as of January 13, 2010, that certain Amendment No. 2 to License Agreement, dated as of May 28, 2010, that certain Amendment No. 3 to License Agreement, dated as of June 30, 2010, that certain Amendment No. 4 to License Agreement, dated as of September 15, 2010, that certain Amendment No. 5 to License Agreement, dated as of October 24, 2010, that certain Amendment No. 6 to License Agreement, dated as of December 7, 2010 and that certain Amendment No. 7 to License Agreement, dated as of February 4, 2011, in order to extend the period of time for the assignment of the Supply Agreement Relating To Supply Of A OMEGA-3 Fatty Acid Concentrate (Omefas®) in Annex C from Licensor to Licensee (the “Supply Agreement”).

C.            The Parties wish to enter into this Amendment to provide for certain modifications to the terms of the Original Agreement, and to confirm certain matters relating to the Original Agreement.

D.            Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Original Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and conditions outlined herein, Licensor and Licensee hereby agree as follows:

1.             Amendment to Section 23.2.  Section 23.2 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

“23.2  For the duration of this Agreement, Omthera and its sub-licensees, as well as Licensor and its licensees, will not develop and/or commercialize any Competing Product(s) (except for Product by Omthera and its sub-licensees), unless agreed by both Parties in writing, provided that this Section 23.2 shall not apply […***…]

***Confidential Treatment Requested

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

[…***…] (a “Transaction”) with respect to […***…] (and for clarity, Section 9.4 will continue to apply).”

2.             Amendment to Section 9.4.  Section 9.4 of the Original Agreement is hereby amended and restated to add the phrase “and beyond” after the phrase “(Phase II or III”.

3.             Deletion of Section 9.5.  Section 9.5 of the Original Agreement is hereby deleted in its entirety and shall be of no further force or effect.

4.             Amendment to Section 12.1.  Section 12.1 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

“Omthera shall indemnify Licensor against all claims by, and all losses, damages, liability or expenses of Licensor to, ONC, including reasonable attorneys’ fees and court costs, arising from acts or omissions by or on behalf of Omthera and/or its sub-licensees under the Supply Agreement Relating To Supply Of A OMEGA-3 Fatty Acid Concentrate (Omefas®) in Annex C, except for acts or omissions by Licensor (other than those taken by Licensor at the express written request of Omthera).  Such indemnification shall be subject to the following conditions:(i) Licensor shall notify Omthera promptly of any such claims and liabilities, (ii) Omthera shall be solely responsible for the defense, settlement and discharge of any such claims, and (iii) Licensor shall furnish Omthera with all assistance reasonably requested by Omthera in connection with the defense, settlement and discharge of any such claims and liabilities.  For clarity, the parties understand and agree that the indemnification provided for in this paragraph shall apply whether or not the Supply Agreement has been assigned by Licensor to Omthera.

The amounts payable to ONC under Section 4.4 of the Supply Agreement Relating To Supply Of A OMEGA-3 Fatty Acid Concentrate (Omefas®) in Annex C shall continue to be the responsibility of Licensor, and Licensor shall pay same when due under such agreement.”

5.             Amendments to Article 19.

(a)           Section 19.1.  Section 19.1 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

“19.1  This Agreement may be terminated by either Party, without prejudice to any other right or obligation of the Parties, at any time for Good Cause (as hereinafter defined in Sections 19.1 through 19.3 only).  “Good Cause” will be deemed to occur upon a material breach of any term or condition of this Agreement committed by the other Party if not remedied within […***…] after receipt of written notice of such breach.”

***Confidential Treatment Requested

2

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

(b)           Section 19.2.  Section 19.2 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

“19.2  Furthermore, “Good Cause” for either Party will be deemed to occur if at any time, the other Party files in any court or agency pursuant to any statute or regulation of any state, country or jurisdiction, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of that Party or of its assets, or if the other Party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within sixty (60) days after the filing thereof, or if the other Party shall propose to be a party to any dissolution or liquidation, or if the other Party shall make an assignment for the benefit of its creditors.”

For the avoidance of doubt, Section 19.2(b) of the Original Agreement is hereby deleted in its entirety and shall be of no further force or effect.

(c)           Section 19.3.  Section 19.3 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

“19.3  Moreover, “Good Cause,” but only for the Licensor, will be deemed to occur if the Licensee is in default with any undisputed (“disputed” means for the purposes of this Agreement that an arbitration procedure was initiated) payment of the Milestone fees or Royalties according to Section 8 and Section 11 of this Agreement for more than […***…].”

6.             Confirmation Regarding Original Agreement.  Each Party hereby confirms to the other that to its knowledge, neither Party is in breach of any of the terms and provisions of the Original Agreement.

7.             No Other Changes.  Except as specifically amended hereby, the Original Agreement shall remain in full force and effect and in accordance with its terms.

8.             Governing Law.  This Amendment shall exclusively be governed by and interpreted according to the material laws of Switzerland without regard to its conflict of laws principles.  The application of the UN-Convention on Contracts for the International Sale of Goods is expressly excluded.

9.             Counterparts.  This Amendment may be executed in counterparts, by confirmed facsimile, or both, each of which will be considered an original, but all of which together will constitute the same instrument.

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3

***Text Omitted and Filed Separately

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Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

IN WITNESS WHEREOF, the parties have caused their authorized representatives to execute this Amendment as of the date first set forth above.

CHRYSALIS PHARMA AG		OMTHERA PHARMACEUTICALS, INC.

By:	/s/Roland Bufton	By:	/s/ Gerald Wisler

Name:	Roland Bufton	Name:	Gerald Wisler

Title:	Chariman	Title:	CEO

By:	/s/ Johannes Spleiss

Name:	Johannes Spleiss

Title:	Director

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Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

SIDE LETTER TO AMENDMENT NO. 8 TO LICENSE AGREEMENT

This SIDE LETTER TO AMENDMENT NO. 8 TO LICENSE AGREEMENT (this “Amendment”) is made and entered into as of February 28, 2011, by and between Chrysalis Pharma AG, a corporation duly established under the laws of Switzerland with registered offices at c/o Buetler Legal GmbH. Chilchgasse 8, 6072 Sachsein Switzerland, as successor to PVT Polyver Trust AG (‘“Licensor”), and Omthera Pharmaceuticals, Inc., a company duly established under the laws of Delaware with registered offices at 90 Washington Valley Road, Bedminster, NJ 07921 (“Licensee”).  Licensor and Licensee are also referred to individually as “Party” and collectively as “Parties.”

A.            Licensor and Licensee are parties to that certain License Agreement, dated as of November 13, 2009 (as amended by Amendment Nos. 1 through 8 set forth below, the “Original Agreement”), pursuant to which, among other things, Licensor granted an exclusive license to Licensee to develop and commercialize the Product for the Primary Indication in the Field worldwide.

B.            The Parties entered into that certain Amendment No. 1 to License Agreement, dated as of January 13. 2010, that certain Amendment No. 2 to License Agreement, dated as of May 28, 2010, that certain Amendment No. 3 to License Agreement, dated as of June 30, 2010, that certain Amendment No. 4 to License Agreement, dated as of September 15, 2010, that certain Amendment No. 5 to License Agreement, dated as of October 24, 2010, that certain Amendment No. 6 to License Agreement, dated as of December 7, 2010 and that certain Amendment No. 7 to License Agreement, dated as of February 4, 2011, in order to extend the period of time for the assignment of the Supply Agreement Relating To Supply Of A OMEGA-3 Fatty Acid Concentrate (Omefas®) in Annex C from Licensor to Licensee (the “Supply Agreement”) and into that certain Amendment No. 8 to License Agreement, dated as of February 28, 2011, in order to amend Sections 23.2, 9.4, 12.1 and Article 19 of the License Agreement.

C.            The Parties agree to negotiate in good faith further modifications to the terms of the Original Agreement and to sign an Amendment No. 9 to License Agreement if ever possible on or before March, 4, 2011, but in any case on or before March 31, 2011.  In particular, the Parties will seek modifications to Sections 1.22 and 9.4 and an introduction of a new Section 8.9 of the License Agreement with a content mutually acceptable for both Parties and to the greatest extent possible corresponding to Chrysalis’ proposals hereinafter:

1.             Proposal by Chrysalis:  Amendment to Section 1.22. Section 1.22 of the Original Agreement would be amended and restated in its entirety as follows:

““Generic Encroachment” shall mean any Competing Product(s) as in Section 1.10 and any product(s) that is off patent and/or has no patent protection that is sold as a prescription product which is launched taking […***…] market share over […***…] by reference to the pre-generic launch

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Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

market share in the Primary Indication and Field as well as Additional Indications in a country after the launch of the Product, as measured by IMS Health or equivalent data bases in any of the Field and Primary Indication and in any Additional Indications and is sold at a substantially lower price […***…] than Product.  Only thereafter, will the Competing Product become a Generic Encroachment and not before.  For the following and all subsequent […***…], Generic Encroachment will be defined the same. […***…];”

2.             Proposal by Chrysalis:  Amendment to Article 8. Introduction of a new Section 8.9 into the Original Agreement. The new Section 8.9 would read as follows:

“Royalties under this Agreement are net, i.e. exclusive of applicable VAT, if any.  Any VAT to be paid on royalties is the responsibility of Omthera.  Royalty payments will be due on the last working day of the third month after the closing date of Omthera’s respective fiscal year.”

3.             Proposal by Chrysalis:  Amendment to Section 9.4. Section 9.4 of the Original Agreement would be amended and restated by replacement of the full text in the parenthesis following the wording ‘‘...or/and developing...” by the following text:  “(Phase II and beyond through to launch)”.

4.             No Other Changes.  Except as specifically amended by Amendment No. 9 to the License Agreement, the Original Agreement will remain in full force and effect and in accordance with its terms.

5.             Governing Law.  Amendment No. 9 will exclusively be governed by and interpreted according to the material laws of Switzerland without regard to its conflict of laws principles.  The application of the UN-Convention on Contracts for the International Sale of Goods is expressly excluded.

6.             Counterparts.  This Side Letter as well as Amendment No. 9 may be executed in counterparts, by confirmed facsimile, or both, each of which will be considered an original, but all of which together will constitute the same instrument.

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IN WITNESS WHEREOF, the parties have caused their authorized representatives to execute this Side Letter as of the date First set forth above.

CHRYSALIS PHARMA AG		OMTHERA PHARMACEUTICALS, INC.

By:	/s/ Roland Bufton	By:	/s/ Gerald Wisler

Name:	Roland Bufton	Name:	Gerald Wisler

Title:	Chairman	Title:	President & CEO

By:	/s/ Johannes Spleiss

Name:	Johannes Spleiss

Title:	Director

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

September 10, 2012

Chrysalis Pharma AG

Dear Sir:

Reference is hereby made to the following three agreements:

•                  The License Agreement now by and between Chrysalis Pharma AG (“Chrysalis”) and Omthera Pharmaceuticals, Inc. (“Omthera”), dated November 13, 2009, as amended (the “License Agreement”);

•                  The Supply Agreement originally by and between Ocean Nutrition Canada Limited (“ONC”) and Tillotts Pharma AG (“Tillotts”), dated February 25, 2009 (the “ONC Supply Agreement”);

•                  The Release Agreement presently by and between Ocean Nutrition Canada Limited and Omthera, dated March 12, 2012 (the “Release Agreement”).

In connection with the request by Omthera that Chrysalis, PVT Polyver Trust AG (“Polyver”), and Tillotts each execute the Release Agreement on the terms set forth therein, Omthera hereby confirms that Omthera has entered into a supply agreement with ONC entitled “Intermediate Feedstock Supply Agreement”, dated March 12, 2012.  Omthera has provided to Chrysalis a copy of such Intermediate Feedstock Supply Agreement.  Omthera further confirms that the proviso set forth in Section 1, last sentence is fulfilled and consequently all payment obligations under the ONC Supply Agreement are extinguished.  Chrysalis hereby confirms that Chrysalis, Polyver and Tillotts will execute the Release Agreement.

With the termination of the ONC Supply Agreement, the assignment of manufacturing rights to Omthera as originally contemplated under the License Agreement was completed, so that as contemplated in Section 2.2 of the License Agreement, Licensor has assigned control of manufacturing of the Product to Omthera.  Notwithstanding anything to the contrary, the Parties to the License Agreement understand and agree that the Exclusive License hereby includes the right to make and have made Product as specified in such Section 2.2.  Nothing in this letter will be construed to imply that the ONC Supply Agreement has not already been terminated and such transfer has not already occurred.

Upon receiving the Release Agreement executed by each of Chrysalis, Polyver and Tillotts, Omthera will pay Chrysalis the milestone payment of […***…] set forth in Section 11.1(i) of the License Agreement.

To the extent required by the terms hereof, this letter agreement will be treated as amending the terms of the License Agreement, and each of the undersigned parties hereby confirms that the individual executing this letter agreement on such party’s behalf is a duly authorized officer of such party.  Capitalized terms used, but not defined, herein will have the meanings set forth in the License Agreement.

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with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 230.406

Sincerely,

Omthera Pharmaceuticals, Inc.

/s/Gerald Wisler
Name:	Gerald Wisler
Title:	President and CEO

Agreed and Accepted:

Chrysalis Pharma AG

/s/Johannes Sleiss
Name:	Johannes Spleiss
Title:	Director

/s/Thomas Toth von Kisker
Name:	Thomas Toth von Kisker
Title:	Director

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